UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. _____)

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VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(Name of Registrant as Specified in Charter)

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50 East River Center Boulevard, Suite 820
Covington, Kentucky 41011
(859) 581-5111

INFORMATION STATEMENT
June [   ], 2009

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDERS OWNING A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK (THE “MAJORITY STOCKHOLDERS”).  A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

This Information Statement is being furnished on or about the date first set forth above (the “Mailing Date”) to holders of record as of the close of business on May 20, 2009 (the “Record Date”) of the common stock, $0.001 par value per share (the “Common Stock”), of Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company” or “we”), in connection with the following (the “Actions”):

1.
Amending and restating the Company’s Articles of Incorporation (the “Charter Amendment”) to authorize 20,000,000 shares of preferred stock issuable by resolution of the Board of Directors and according to the terms set by the Board but subject to certain limitations provided in the amended articles.  We are also authorizing the Company to indemnify officers and directors to the fullest extent permitted by law and to indemnify employees, agents, and others as the Bylaws may provide;

2.
Amending the Company’s Bylaws to provide for emergency bylaws; indemnification rights to officers, directors, and others; by eliminating a ceiling on the number of directors; and by increasing substantially the votes required to call a Special Meeting;

3.	Appointing directors to the Board of Directors; and

4.
Adopting the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), pursuant to which  up to an aggregate of 10,000,000 shares of our Common Stock shall be reserved for issuance to employees, directors, and consultants of the Company (or our affiliates) in connection with their retention and/or continued employment by the Company.

Actions 1, 2, and 4 will become effective on or after the 21st day after a definitive Information Statement has been mailed to shareholders of record on May 20, 2009.  Action 3, as it pertains to the appointment of new directors, is already effective.

The amendment and restatement of our articles of incorporation is taken to expand the authority provided in our initial electronically-filed articles, which contained the minimum authority necessary for incorporation under Florida law.  A summary of proposed changes to our articles of incorporation is set forth below.  A copy of the proposed Amended and Restated Articles of Incorporation is attached as Exhibit “A".

The amended Bylaws conform certain administrative practices and conform to current Florida law by providing for emergency bylaws; by providing for indemnification rights to officers, directors, and others; eliminating a ceiling on the number of directors; and by increasing substantially the votes required to call a Special Meeting. A table of proposed changes to our Bylaws is set forth below. A copy of the proposed amended Bylaws is attached as Exhibit “B”.

We are also announcing the appointment in 2008 of five new members of our Board of Directors, all of whom are also disclosed in our annual report on Form 10-K for the year ending December 31, 2008.

We are adopting the 2008 Equity Incentive Plan to enable our Board of Directors (the “Board”) to offer stock options and the other stock-based incentives in connection with retaining the services of outstanding personnel and in encouraging such personnel, together with existing employees, to have a greater financial investment in the Company. A summary of the 2008 Equity Incentive Plan is set forth below.  A copy of the 2008 Equity Incentive Plan and its agreements are attached as Exhibit "C".

This Information Statement contains information required under Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to: (i) the authorization to amend our articles of incorporation; (ii) the authorization to amend our Bylaws; (iii) disclosure of the identities and backgrounds of directors appointed by the majority shareholders; and (iv) the adoption of the 2008 Equity Incentive Plan.

By Order of the Board of Directors

June [ ], 2009	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chairman

SUMMARY

The following summary highlights selected information from this Information Statement regarding the Actions and the Company.  The Summary may not contain all of the information that may be important to you and we encourage you to read carefully this entire Information Statement, its exhibits, and the other documents referred to herein.  Capitalized terms not otherwise defined herein have the meanings assigned to them elsewhere in this Information Statement.

Overview
The Company	We are engaged in the development and commercialization of homeland security and aerospace technologies.
Record Date	May 10, 2009.
Effective Date
Actions 1 (amendment and restatement of articles of incorporation), 2 (amendment of Bylaws), and 4 (adoption of 2008 Equity Incentive Plan) will become effective on or after the 21st day after the mailing of a definitive Information Statement to our stockholders of record on the Record Date.  Action 3, as it pertains to the appointment of new directors, is already effective.

Majority Stockholders	The Majority Stockholders are beneficial holders of 37,760,000 shares of our Common Stock, constituting 73.4% of the Common Stock issued and outstanding at the Record Date.
Consent
The Majority Stockholders consented in writing and directed the Company to (i) amend our articles of incorporation; (ii) amend our Bylaws; (iii) appoint five new directors; and (iv) adopt the 2008 Equity Incentive Plan.

Amendment and Restatement of Articles of Incorporation
Article Amendment
We are amending and restating our Articles of Incorporation to authorize (i) 20,000,000 shares of preferred stock issuable by resolution of the Board of Directors and according to the terms set by the Board but subject to certain limitations provided in the amended articles; and (ii) the Company to indemnify officers and directors to the fullest extent permitted by law and to indemnify employees, agents, and others as the Bylaws may provide.

Amendment of Bylaws
Bylaws Amendment
We are amending the Company’s Bylaws to (i) provide for emergency bylaws; (ii) provide for indemnification rights to officers, directors, and others; (iii) eliminate a ceiling on the number of directors; and (iv) increase substantially the votes required to call a Special Meeting.

2008 Equity Incentive Plan
2008 Plan
The 2008 Equity Incentive Plan provides for the reserve of 10,000,000 shares of Common Stock at the Effective Date and will allow us to grant from time to time any one or a combination of stock options and other stock-based incentives to retain the services of, and compensate, employees, directors, and consultants of the Company.

MAJORITY STOCKHOLDER CONSENT AND
DELIVERY OF INFORMATION STATEMENT

This Information Statement is first being mailed on or about June [   ], 2009 to our stockholders of record on the Record Date to provide material information regarding the Actions.

Messrs. Louis J. Brothers and Larry K. Wilhide, two of our directors, have voting control of 37,760,000 shares our Common Stock, representing, in the aggregate, approximately 73.4% of the outstanding shares of our Common Stock at the Record Date and constituting the Majority Stockholders, have consented in writing to the Actions.  Such approval and consent are sufficient under Section 607.0704 of the Florida Business Corporations Act and our bylaws to approve the Actions.  Our Board does not intend to solicit any proxies or consents in connection with the Actions.  Accordingly, the Actions will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Actions and the Company in accordance with the requirements of Florida law and Regulation 14C promulgated under the Exchange Act.

Our Board has previously unanimously approved the Actions.

Regulation 14C promulgated by the SEC under Section 14(c) of the Exchange Act requires that we distribute to our stockholders of record on the Record Date this Information Statement with respect to the Actions authorized by consent of the Majority Shareholders.  Regulation 14C also provides for an effective date of the Actions of not earlier than the 20th day after the mailing of this Information Statement in the definitive form filed with the SEC (the “Effective Date”).

Only one Information Statement is being delivered to two or more stockholders who share an address unless we have received a contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of Information Statements or proxy statements, or annual reports, or if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at our executive offices at the address specified above.

The entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding this Information Statement.

Our offices are located at 50 East River Center Boulevard, Suite 820, Covington, Kentucky 41011, and our telephone number is (859) 581-5111.

Outstanding Shares and Voting Rights

As of May 13, 2009, our authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 51,415,349 shares were issued and outstanding.  Holders of Common Stock have equal rights to receive dividends when, as and if declared by our Board of Directors, out of funds legally available therefore.  Holders of Common Stock have one vote for each share held of record and do not have cumulative voting rights and are entitled, upon liquidation, to share ratably in the net assets available for distribution, subject to the rights, if any, of holders of any preferred stock then outstanding.  Shares of Common Stock are not redeemable and have no preemptive or similar rights.  All outstanding shares of Common Stock are fully paid and non-assessable.

Written Consent of Majority Shareholders

Messrs. Louis J. Brothers and Larry K. Wilhide are officers and directors.

Louis J. Brothers and Larry K. Wilhide beneficially own approximately 73.4% of our outstanding voting securities, which is in excess of the required majority of our outstanding securities entitled to vote on the Actions, and have executed a written consent approving the four corporate actions.

Name	No. of Voting Securities
Louis J. & Roe Brothers, Ten Ent	18,880,000
Larry K. & Pat Wilhide, Ten Ent	18,880,000

The elimination of the need for a meeting of shareholders to approve these actions is made possible by Section 607.0704 of the Florida Business Corporations Act, as may be amended, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a physical special meeting, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our voting securities.

Our Principal Shareholders

As of May 13, 2009, there were 51,415,349 shares of our common stock issued and outstanding.  Our common stock is our only class of voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders.

The following table sets forth, as of December 31, 2008, information known to us relating to the beneficial ownership of these shares by:

a. each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;
b. each director;
c. each executive officer; and
d. all executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of Valley Forge Composite Technologies, Inc., 50 East River Center Boulevard, Suite 820, Covington, Kentucky 41011.

We believe that all persons named in the table have sole voting and investment power with respect to all shares of beneficially owned by them. Under securities laws, a person may be considered to be the beneficial owner of securities he owns and that can be acquired upon the exercise of options, warrants, convertible securities or other understandings.

	Common Shares Beneficially	Common
		Shares Issuable
		Upon Exercise
Name	Owned	of Warrants	Total		%	†
Directors and Executive Officers
Louis J. Brothers & Roe Brothers, Ten Ent	18,880,000	-	18,880,000		32.5
Larry K. Wilhide & Pat Wilhide, Ten Ent	18,880,000	-	18,880,000		32.5
Dr. Victor E. Alessi	-	-	-		-
Raul A. Fernandez	-	-	-		-
Richard S. Relac	5,000	5,000	10,000		*
Andrew T. Gilinsky	20,000	-	20,000		*
Eugene Breyer	-	-	-		-

Others
Daniel S. Katz (1)	500,000	-	500,000		0.9
Charles J. Scimeca (2)	1,957,829	933,332	2,891,161		5.0
Tony N. Frudakis (3)	1,950,830	933,334	2,891,164		5.0
George Frudakis (4)	1,957,828	933,334	2,891,162		5.0
MKM Opportunity Master Fund, Ltd. (5)	-	2,428,572	2,428,572	(6)	4.2	(6)

All Directors and Executive Officers
as a Group (7 persons)	37,785,000	5,000	37,790,000		65.0

†Percentage ownership is calculated assuming the exercise of all warrants held by Beneficial Owners.
*Denotes beneficial ownership less than 1%.
(1) Mr. Katz’s address is 4911 NE 27th Street, Lighthouse Point, FL 33064.
(2) Mr. Scimeca’s address is 9040 Town Center Parkway, Bradenton, FL 34202.
(3) Dr. Tony Frudakis’ address is 900 Cocoanut Avenue, Sarasota, FL 34231.
(4) Mr. George Frudakis’ address is 7935 213th Street East, Bradenton, FL 34202.
(5) MKM Opportunity Master Fund, Ltd.’s address is c/o MKM Capital Advisors, LLC, 644 Broadway, 4th Floor, New York, NY 10012.
(6) Does not include 2,857,144 shares of Common Stock, which may be issuable upon conversion of two Senior Secured Convertible Notes, which along with 3,575,239 Warrants, are convertible into a maximum of 9.9% of issued and outstanding Common Stock.

Delivery of Information Statement

This Information Statement is first being mailed on or about June [   ], 2009 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with Section 607.0704 of the Florida Business Corporation Act and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter's rights are afforded to our shareholders under Florida law as a result of the Actions.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION ONE - AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

We are amending and restating our original electronically filed articles of incorporation.  A copy of our proposed Amended and Restated Articles of Incorporation are attached to this Schedule 14C as Exhibit “A.”

The Company’s electronic Articles of Incorporation contained the minimum requirements for incorporation under Florida Law.  The Board of Directors has taken action to update and amplify the protections offered in the Articles of Incorporation, consistent with current Florida law.

In general, we are increasing our authorized stock to include 20,000,000 shares of preferred stock issuable by resolution of the Board of Directors and according to the terms set by the Board but subject to certain limitations provided in the amended articles.  We are also providing that we must have at least one director, and we are authorizing the Company to indemnify officers and directors to the fullest extent permitted by law and may indemnify employees, agents, and others as the Bylaws may provide.  A summary of the forthcoming amendments to the Articles of Incorporation is as follows:

Article III of the Articles of Incorporation is amended by adding:

•
Section 3.2, entitled, “Preferred Stock,” which states that the Corporation shall have the authority to issue an aggregate of 20,000,000 shares of preferred stock (“Preferred Stock”) with no par value.

•
Section 3.2 (a), entitled, “Board Authorized to Fix Terms,” which authorizes the Board of Directors to issue shares of preferred stock in one or more series and to establish the number of shares to be included in each series and to fix the designation, powers, preferences and rights and the qualifications, limitations or restrictions of each series.  Section 3.2 (a) also provides for the authority of the Board of Directors, which includes but is not limited to determining:

o	(i) the number of shares constituting each series;
o	(ii) the dividend rate and whether dividends shall be cumulative of each series;
o	(iii) the voting rights of each series;
o	(iv) the terms and conditions upon which each series may be convertible;
o	(v) the terms and conditions of any right of redemption, as well as whether any redemption rights shall exist;
o	(vi) the obligation to retire shares to a fund for the redemption or purchase of shares as well as the terms and conditions of such obligation;
o	(vii) the rights of shares in the event of liquidation, dissolution or winding up of the Corporation and the relative priority rights;
o	(viii) the preemptive or preferential rights of each series
o	(ix) any other rights, preferences and limitation of the shares of each series as may be permitted by law.
•
Section 3.2 (b), entitled “Dividend Preference,” which provides that any outstanding dividends on preferred stock shall be paid or declared before any dividends shall be paid or declared on shares of common stock for the same dividend period.

•
Section 3.2 (c), entitled “Relative Liquidation Preference,” which provides for a distribution of the assets, ratably among the shares of preferred stock in accordance with their respective priorities, if upon the liquidation, dissolution or winding up the assets are insufficient to pay all preferred stock its full preferential amount.

•
Section 3.2 (d), entitled “Reissuance of Preferred Stock,” which provides that subject to the conditions or restrictions set forth in the resolution or resolutions adopted by the Board of Directors, a series of stock may be reissued as part of the same series of which they were originally a part of or may be reissued as part of a new issues of Preferred Stock, or any other series of Preferred Stock, pursuant to the filing of an appropriate certificate with the Florida Secretary of State, when applicable.

Article V is amended by adding “Directors,” which states that the Corporation shall have at least one director, the number of directors may be increased or decreased pursuant to the bylaws of the Corporation, but shall not be less than one.

Article VI, entitled, “Indemnification,” is added to the Amended and Restated Articles of Incorporation and states the Corporation shall indemnify and advance expenses on behalf of its officers and directors to the fullest extent permitted by law; and may indemnify employees, agents and others as the bylaws may provide.

ACTION TWO - AMENDMENT OF BYLAWS

We are amending our Bylaws by substituting our existing bylaws, which have been in existence and unaltered since inception, and contain only the minimum requirements specified by Florida law.  The new bylaws, the more important revisions of which are set forth in the summary table below, are consistent with current Florida law and provide greater flexibility to and protection of Management.  In general, the new proposed Bylaws conform certain administrative practices and conform to current Florida law by providing for emergency bylaws; by providing for indemnification rights to officers, directors, and others, and providing a procedure for indemnification claims; by eliminating a ceiling on the number of directors; and by increasing from 10% to 50% the votes required to call a Special Meeting.  A copy of our proposed amended Bylaws are attached to this Schedule 14C as Exhibit “B”.

Summary of Changes to Bylaws

New Bylaws	Old Bylaws
Special meetings require at least 50% of the shareholders’ votes to be called (Article II, Section 3)	Special meetings require at least 10% of the shares entitled to vote (Article II, Section 2)
Notice of a special meeting shall be given not less than 10 nor more than 60 days before the day of the meeting (Article II, Section 5)
A requested meeting shall be held between 14 and 60 days after the request is made, unless a later date is designated in the request.  Unless another person is authorized to do so, the secretary shall issue notice of the special meeting
(Article II, Section 2)

The person calling the meeting may also give notice of a meeting (Article II, Section 5)	The president, secretary, officer or director of the corporation may give notice of a meeting (Article II, Section 3)
No requirement	At an adjourned meeting, any business that might have been transacted at the original meeting may be transacted (Article II, Section 4)
Business transacted at a special meeting shall be confined to the purposes stated in the notice thereof (Article II, Section 6)	No requirement
A majority of the shares entitled to vote shall constitute a quorum, however, in no event shall a quorum consist of less than one-third of the shares of each voting group entitled to vote
(Article II, Section 7)
A majority of the shares entitled to vote shall constitute a quorum (Article II, Section 5)
If less than a majority of shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting without further notice (Article II, Section 7)	No requirement

Once a quorum has been established it shall not be broken by the subsequent withdrawal of shareholders and such action taken shall be valid and binding (Article II, Section 7)	An affirmative vote of a majority of shares entitled to vote shall constitute a binding act (Article II, Section 5)
All proxies must be effected by signing an appointment form (Article II, Section 10)	All proxies must be in writing (Article II, Section 6)
Provides when proxy is effective (Article II, Section 10)	No requirement
Provides for affect of death or incapacity of the shareholder appointing a proxy (Article II, Section 10)	No requirement
Provides for the creation and maintenance of a shareholder list (Article II, Section 11)	No requirement
Provides for fixing a record date (Article II, Section 13)	No requirement
Provides for appointment of inspectors and election judges (Article II, Section 14)	No requirement
Provides for plurality voting for directors (Article II, Section 15)	No requirement
No requirement (This provision is included in amendments to the Articles of Incorporation)	Minimum of one director for the corporation (Article III, 1)
Directors must be natural persons who are at least 18 years of age (Article III, Section 1)	No requirement
A director may be removed at any time at a special meeting of the shareholders called for that purpose (Article III, Section 1)	No requirement
The Board of Directors may fill a vacancy prior to the effective date if the successor does not take office until the effective date (Article III, Section 2)	No requirement
A vacancy on the Board of Directors shall be filled by a vote of the majority of the current directors (Article III, Section 2)	No requirement
The first meeting of newly elected directors may be held without notice immediately following the annual meeting of the shareholders (Article III, Section 5)	The board of directors shall designate the time, place and date of their annual meeting. Notice of meetings must be sent to all directors (Article III, Section 7)
Regular meetings of the Board of Directors may be held without notice and at a time and place determined by the Board of Directors (Article III, Section 6)	No requirement
Notice must be given at least 48 hours before the board meeting (Article III, Section 7)	Notice must be given within 5 days of the meeting (Article III, Section 6)
Provides for telephone conferences or other similar communications equipment meetings (Article III, Section 10)	No requirement

Provides for committees of the Board of Directors (Article III, Section 11)	No requirement
Directors may be paid their expenses, if any, of attending the meetings of the Board of Directors and may receive a fee or salary for serving on the Board of Directors; such salary shall not preclude the directors from serving the Corporation in any other capacity
(Article III, Section 12)
Board of Directors shall have discretion to reasonably compensate the Board of Directors (Article III, Section 11)
No requirement	Officers shall serve a term of one year (Article IV, Section 1)
Board of Directors may elect a new officer before the effective date of the removal or resignation of an existing officer, so long as the newly elected officer does not take office until the effective date of the removal or resignation
(Article IV, Section 5)
No requirement
An action to remove an officer must be preceded by a vote from the Board of Directors, unless otherwise approved by the shareholders
Provides for right of Company to recognize only Registered Shareholders in certain circumstances (Article V, Section 6)	No requirement
Provides for Redemption of Control shares of the Corporation (Article V, Section 7)	No requirement
No loan shall be entered into on behalf of the Corporation unless authorized by a resolution of the Board of Directors (Article VI, Section 2)	No requirement
Fiscal year shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors (Article VII, Section 3)	Fiscal year begins on the first day of August each year (Article VII)
No requirement	Provides for the Corporation’s responsibilities with respect to the corporate books and records (Article VI, Section 1)
No requirement	Provides for shareholder’s inspection rights (Article VI, Section 2)
No requirement	Provides for maintenance and availability of the Corporations financial records to shareholders (Article VI, Section 3)
The Corporation shall indemnify any person who is or was a party or is threatened to be made a party or in involved in any suit or action, including alternative dispute resolution procedure, including service with respect to employee benefit plans
(Article VIII, Section 1)
The Corporation shall indemnify any person who is or was a party or is threatened to be made a party in any suit or action, other than an action by or in the right of the Corporation (Article VIII)
Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section (Article VIII, Section 1)	No requirement
In determining whether a person who is a director, officer, employee or agent is entitled to indemnification, a board vote may be less than quorum, a committee of directors may make the determination and independent legal counsel in a written opinion may make the determination of indemnification, in addition to the requirement of the old Article VIII; the  determination whether a person who is not a director, officer, employee or agent is entitled to indemnification shall be made by or as directed by the Board of Directors of the Corporation
(Article VIII, Section 2)

Any determination of indemnification shall be made a majority vote of quorum of the board who were not parties to the action or by shareholders who were not parties to the action, if neither can occur, because the company has only 1 board member or only 1 shareholder, that board member or shareholder may make such determination
(Article VIII)

Provides for a requirement that a written claim be filed and provides a deadline for response (Article VIII, Section 4)	No requirement
Provides the Board of Directors authority to enter into indemnification agreements (Article VIII, Section 6)	No requirement
Quorum must be present at a meeting to alter, amend or rescind the bylaws, such power is subject to the power of the shareholders to change or repeal such bylaws at any annual or special meeting of shareholders at which a quorum is present, provided that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission
(Article IX)
The bylaws may be altered, amended or repealed and new by-laws may be adopted by the board of directors at any regular or special meeting of the board of directors (Article IX)
Provides for emergency bylaws (Article X)	No requirement

ACTION THREE – APPOINTMENT OF DIRECTORS

Effective April 15, 2008, majority shareholders Louis J. Brothers and Larry K. Wilhide appointed the following persons to the Company’s board of directors: Andrew T. Gilinsky, Richard S. Relac, Dr. Victor E. Alessi, and Raul A. Fernandez.  Effective March 25, 2008, majority shareholders Louis J. Brothers and Larry K. Wilhide appointed Eugene Breyer to the Company’s Board of Directors. Each appointee will remain a director until their successors are elected and qualified or until their earlier resignations or removals from office. Our independent directors are Messrs. Fernandez and Relac and Dr. Alessi.  Our definition of “independent” is that of NASDAQ Marketplace Rule 4200(a)(15). However, the Company’s securities are not listed on any platform in the NASDAQ Stock Market. The first board meeting attended by newly appointed directors occurred on August 14, 2008.

The board members have not been compensated for their services rendered in 2008.  Accordingly, the Board of Directors voted in March 2009 to pay themselves 2,000 shares of common stock per month of service as directors for the calendar year 2009, retroactive to January 2009. Such compensation is not provided pursuant to the proposed 2008 Equity Incentive Plan.

Mr. Relac is compensated by the Company for translating services unrelated to his position as a director. Mr. Breyer has provided consulting services to the Company on human resource matters but has not been and does not expect to be compensated for such services.  Mr. Gilinsky’s employer, Clairmont Paciello & Co., P.C., serves the Company as its outsourced accounting staff, but Mr. Gilinsky has not been directly or indirectly compensated by the Company additionally for his services as a director in 2008.

The following table sets forth the name and, age, and position of each officer and director of the Company.

Name	Age	Position
Louis J. Brothers	57	Chairman of the Board of Directors,
		Chief Executive Officer, and President
Larry K. Wilhide	61	Director, Vice-President (Engineering)
Andrew T. Gilinsky	48	Director
Richard S. Relac	68	Director
Eugene Breyer	61	Director
Raul A. Fernandez	59	Director
Dr. Victor A. Alessi	69	Director

Background of Executive Officers, Directors and Significant Employees

Louis J. Brothers

A founding shareholder of the Company, since 1997 Louis J. Brothers has been the president and chairman of the board of directors of VLYF, and he became Chairman of the Board of Directors upon execution of the July 6, 2006 Share Exchange Agreement. Mr. Brothers has more than 20 years of experience in marketing, marketing support, product management and logistics in industrial products. Mr. Brothers has extensive international business experience having worked in Europe, Russia, China and Japan. In China, he was part of the management team that supervised the construction of three large industrial plants. Mr. Brothers was responsible for increasing his products’ market share in the bearing industry from 2% to 95%, in the process making valuable contacts, building business relationships with private manufacturers and the research communities and gaining important knowledge in the manufacturing and technology market segments.

From 1995 to 1999, Mr. Brothers was in charge of mid-Atlantic sales for Novamax. From 1994 to 1995, Mr. Brothers was the national sales manager of Process Research, located in Ewing, New Jersey. From 1978 to 1994 Mr. Brothers was an assistant product manager and then the product manager of two to four product lines at Quaker Chemical, located in Conshohosken, Pennsylvania. Mr. Brothers holds a Bachelor of Science Degree in Interdisciplinary Sciences from the University of Cincinnati.

Larry K. Wilhide

Larry K. Wilhide is a founder of the Company, and since its inception in 1997 has been a director and the vice-president of engineering. On July 6, 2006, Mr. Wilhide became a director of the Company upon the execution of the Share Exchange Agreement. Mr. Wilhide is a part-time employee of VLYF and since 2000 continues to work for SKF Bearing, Inc. in Hanover, Pennsylvania as a sub-contractor where he performs general engineering and design services.

Mr. Wilhide has worked as a design engineer on projects for aerospace bearings for over 25 years including cage, retainer design and spherical bearing refurbishing. He has supported general machining and grinding operations. He was team leader for computer aided design and computer numerical control programming. Additionally, Mr. Wilhide served in the U.S. Army in Korea where he held primary responsibility for arming nuclear warheads. Mr. Wilhide holds a Bachelors Degree in Mechanical Engineering.

Andrew T. Gilinsky

Andrew T. Gilinsky has consented to becoming a director of the Company. Mr. Gilinsky is a certified public accountant and has been employed since 1987 by Clairmont Paciello & Co., P.C., located in King of Prussia, Pennsylvania.  Clairmont Paciello & Co., P.C. serves as the Company’s outsourced accounting staff.

Eugene Breyer

Eugene Breyer has consented to becoming a director of the Company.  Mr. Breyer’s spouse is the sister of Mr. Brother’s spouse. From December 1999 through the present, Mr. Breyer has been employed as the director of human resources for Cincinnati State Technical and Community College.

Dr. Victor E. Alessi

Dr. Victor E. Alessi has consented to becoming a director of the Company. From 1999 until September 2007, Dr. Alessi was the Chief Executive Officer of the United States Industry Coalition, an Arlington , Virginia based non-profit organization comprised of American businesses, organizations, and research institutions dedicated to non-proliferation through the commercialization of technology emanating from the New Independent States of the former Soviet Union. Since September 2007, Dr. Alessi has been retired.

Raul A. Fernandez

Raul A. Fernandez has consented to becoming a director of the Company.  Mr. Fernandez is an information technology consultant. He has been employed by KForce Technology Staffing in Tampa, Florida since March 2007. Previously, between January 2000 and November 2006, he was the director of information technology services at Iron Mountain Information Management in Collegeville, Pennsylvania.

Richard S. Relac

Richard S. Relac has consented to becoming a director of the Company. Mr. Relac is a professional linguist and since January 2006 has been self-employed in this capacity.  From 1983 to January 2002, Mr. Relac served the National Security Agency as an intelligence analyst and reporter, customer relations officer, and senior editor. In January 2002 he retired from federal service.  Mr. Relac remained in retired status until January 2006 when he was elected as a council member to Bonneauville Borough, Pennsylvania. He ceased being a council member in March 2009.  Also in January 2006, Mr. Relac commenced his free-lance translating service with Valley Forge Composite Technologies, Inc. as his primary customer. Mr. Relac currently operates his translating service.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities.  Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely upon a review of the copies of such reports furnished to us, the Company believes that during 2008 the filing requirements applicable to its newly appointed directors were delinquent.  The Company believes that the filing requirements for its existing executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

The following reports were filed late for newly appointed directors’ Section 16(a) disclosures:

Forms 3 for Andrew T. Gilinsky, Eugene Breyer, Dr. Victor E. Alessi, Raul A. Fernandez, and Richard S. Relac.

Corporate Governance

The Board of Directors held formal meetings in August, September, October, November, and December 2008. Meetings of the board have been conducted by telephone.  We have never held an annual meeting of shareholders because all actions requiring shareholder approval have been conducted by the written consent of our majority shareholders, Messrs. Brothers and Wilhide.  We anticipate that we will begin to hold annual shareholder meetings when we enter into the operational phase of our core business plan.

Audit Committee and Audit Committee Financial Expert

We do not have an audit committee or an audit committee financial expert sitting on the board.  Due to our stagnant growth during 2008, we did not expand our board of directors as expected to include an audit committee or an audit committee financial expert.  It is not likely that we will expand the board in 2009 to include an audit committee or an audit committee financial expert unless and until we enter into the operational phase of our core business plan.

Transactions with Related Persons

At December 31, 2008 the Company owed Louis J. Brothers, the Company’s president and major shareholder, $326,558 for advances made to the Company. Such amount, which is included in the due to shareholders balance on the balance sheet at December 31, 2008 earns 6% annual interest compounded quarterly, and is due on demand.

The Company paid Rosemary A. Brothers, the wife of director Louis J. Brothers, $26,667 for administrative services.  Rosemary A. Brothers is, as of the filing date of this report, the Company’s only administrative employee.

Review, Approval or Ratification of Transactions with Related Persons

As a smaller reporting company, we are not required to report this information.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee

We do not have a Compensation Committee. The members of our board of directors, as of December 31, 2008, were Louis J. Brothers, Larry K. Wilhide, Andrew T. Gilinsky, Eugene Breyer, Dr. Victor E. Alessi, Raul A. Fernandez, and Richard S. Relac.

Compensation Committee Interlocks and Insider Participation

All 2008 compensation-of-officer discussions occurred between Messrs. Brothers and Wilhide in their capacities as officers and directors.  Discussion of officer compensation matters did not occur between Messrs. Brothers and Wilhide and the newly appointed directors during 2008.

Compensation Committee Report

Our board of directors has not reviewed or discussed with Management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.

2008 Director and Officer Compensation

The Company paid compensation to the following directors and executive officers in the following amounts during fiscal year 2008:

Name	Salary	Position

Louis J. Brothers	$0	As Chairman of the Board, Director
	$115,818	As Principal Executive Officer, Principal Financial Officer

Larry K. Wilhide	$0	As Director
	$88,068	As Vice-President

Messrs. Brothers and Wilhide each have the use of a Company car and each are protected by the Company’s indemnification policy for directors and officers (set forth below).  No other fringe benefits for either of them have been awarded in fiscal year 2008 or are contemplated at this time.  No other form of compensation or incentive compensation was paid or awarded to either of them in fiscal year 2008.

Starting in January 2009, each member of the Board of Directors will receive for each month of Board of Directors service 2,000 restricted shares of Company Common Stock as compensation.

SUMMARY COMPENSATION TABLE

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other ($)	Total ($)	Awards ($)	Payouts ($)
Louis J. Brothers
(Chief Executive Officer	2008	$115,818					$115,818
President and Director)	2007	$128,400					$128,400

Larry K. Wilhide	2008	$88,068					$88,068
(Vice-President and Director)	2007	$98,400					$98,400

Payments to Management

In the future, Mr. Brothers and all other employees will receive commissions from their individual efforts resulting in customer purchase orders for THOR and ODIN units.

Director Compensation

The following table summarizes all compensation paid to our directors during 2008. As the table reflects, all of our directors served without compensation.  After the close of 2008, the board of directors voted to compensate themselves in the form of restricted stock. Compensation commences in January 2009 and none is retroactive to 2008.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Louis J. Brothers	-	-	-	-	-	-	-
Larry K. Wilhide	-	-	-	-	-	-	-
Andrew T. Gilinsky	-	-	-	-	-	-	-
Eugene Breyer	-	-	-	-	-	-	-
Dr. Victor E. Alessi	-	-	-	-	-	-	-
Raul A. Fernandez	-	-	-	-	-	-	-
Richard S. Relac	-	-	-	-	-	-	-

Indemnification of Directors and Officers

Our bylaws contained the broadest form of indemnification for our officers and directors permitted under Florida law.  We are amending the bylaws as summarized below in this Schedule 14C to modernize or indemnification rights consistent with current Florida law. Our current bylaws generally provide as follows:

The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by, or in the right of the Company) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees), judgments, fines, amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, including any appeal thereof, if he or she acted in good faith in a manner he reasonably believed to be in, or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contenders or its equivalent shall not create, of itself, a presumption that the person did not act in good faith or in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in any defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys fees, actually and reasonably incurred by him in connection therewith.

Any indemnification shall be made only if a determination is made that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth above. Such determination shall be made either (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) by the shareholders who were not parties to such action, suit or proceeding.  If neither of the above determinations can occur because the Board of Directors consists of a sole director or the Company is owned by a sole shareholder, which is controlled by the sole officer and director, then the sole officer and director or sole shareholder shall be allowed to make such determination.

Expenses incurred in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided above upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that she is entitled to be indemnified by the Company.

The indemnification provided shall be in addition to the indemnification rights provided pursuant to Chapter 607 of the Florida Statutes, and shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

ACTION FOUR – ADOPTION OF 2008 EQUITY COMPENSATION PLAN

On September 10, 2008 our Board authorized the adoption of and our Majority Stockholders approved, the Valley Forge Composite Technologies, Inc. 2008 Stock Incentive Plan (the “2008 Plan”). In accordance with Regulation 14C promulgated by the SEC, the 2008 Plan will become effective on the Effective Date.

Our Board believes that stock options and the other stock-based incentives offered under the 2008 Plan play an important role in retaining the services of outstanding personnel and in encouraging such personnel, together with existing employees, to have a greater financial investment in the Company.

The 2008 Plan, which is incorporated herein, is set forth in its entirety in Exhibit C attached to this Information Statement. Set forth below is a summary of certain aspects of the 2008 Plan:

General Information

Administration of the 2008 Plan. The 2008 Plan will be administered by the Board of Directors. If it chooses, the Board may delegate its authority to a Compensation Committee to be appointed by the Board (the “Committee”), which Committee may be comprised of two or more “outside directors” as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain limitations in the 2008 Plan, the Board establishes the terms and conditions of awards granted under the 2008 Plan, interprets the 2008 Plan and all awards under the 2008 Plan, and administers the 2008 Plan.

Benefits under the 2008 Plan. As defined under the 2008 Plan, the Board may grant any one or a combination of Incentive Stock Options (within meaning of the Code), Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights and Phantom Stock Awards, as well as Performance Units and Performance Shares (collectively, “Awards”).

Eligible Participants under the 2008 Plan. Except for Incentive Stock Options which may only be granted to Employees of the Company, Awards under the 2008 Plan may be granted to Employees, Directors, and Consultants of the Company (as such terms are defined in the 2008 Plan) who are designated by the Board. No employee may receive Awards under this 2008 Plan in any given year which, singly or in the aggregate, cover more than150,000 shares of the Company’s Common Stock.

Shares Available under the 2008 Plan. The aggregate number of shares of Common Stock that may be issued or transferred to grantees under the 2008 Plan shall not exceed 10,000,000 shares. If there is a stock split, stock dividend or other relevant change affecting the Company’s shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price of all outstanding Awards made before such event. If shares under an Award are not issued or transferred, those shares would again be available for inclusion in future Award grants.

Awards Under the 2008 Plan

Stock Options. The Board may grant options qualifying as incentive stock options under the Code and nonqualified stock options. The term of an option shall be fixed by the Board, but shall not exceed ten years. In the case of death of the holder of the option or upon the termination, removal or resignation of the option holder for any reason other than for cause within one year of the occurrence of a Change of Control (as that term is defined in the 2008 Plan), an option may be extended for up to 12 months depending on the circumstances. The option price shall not be less than the fair market value of the Common Stock on the date of grant. In the case of an award of Incentive Options to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation as those terms are defined in the Code, the option price shall not be less than 110% of the fair market value of the Common Stock on the date of grant and the option term shall not exceed five years from date of grant. Payment of the option price may be by cash or, with the consent of the Board, by tender of shares of Common Stock having an equivalent fair market value or delivery of shares of Common Stock for which the option is being exercised to a broker for sale on behalf of the option holder. With respect to Incentive Options, the aggregate fair market value of shares of Common Stock for which one or more options granted may for the first time become exercisable during any calendar year shall not exceed $100,000.

Restricted Stock. The Board may also award shares of Restricted Stock. The shares will be issued as restricted stock within the meaning of Rule 144 of the Securities Act of 1933, as amended. Such grant would set forth the terms and conditions of the award, including the imposition of a vesting schedule during which the grantee must remain in the employ of the Company in order to retain the shares under grant. If the grantee’s employment terminates during the period, the grant would terminate and the grantee would be required to return any unvested shares to the Company. However, the Board may provide complete or partial exceptions to this requirement as it deems equitable. Unless an Award specifically provides otherwise, any shares not otherwise vested shall vest upon the death, disability, termination, removal or resignation of the grantee for any reason other than for cause within one year of the occurrence of a Change of Control (as that term is defined in the 2008 Plan). The grantee can not dispose of the shares prior to the expiration of forfeiture restrictions set forth in the grant. During this period, however, the grantee would be entitled to vote the shares and, at the discretion of the Board, receive dividends. Each certificate would bear a legend giving notice of the restrictions in the grant.

Performance Awards. The Board may grant Performance Units or Performance Shares in consideration of services performed or to be performed, under which payment may be made in shares of the Common Stock, a combination of shares and cash or cash if the performance of the Company or any subsidiary or affiliate of the Company selected by the Board meets certain goals established by the Board during an award period. The Board would determine the goals, the length of an award period (not less than one year and not more than ten years), the maximum payment value of a Performance Award (not to exceed $1,000,000 to any employee in any one year) and the minimum performance required before a payment would be made. In order to receive payment, a grantee must remain in the employ of the Company until the completion of, and settlement under, the award period, except that the Board may provide complete or partial exceptions to that requirement as it deems equitable.

Other Stock or Performance-Based Awards. The Board also may grant shares of Common Stock or performance based Awards on the terms and conditions it determines in its discretion, as well as other rights not an Award otherwise described in the 2008 Plan but is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as are deemed by the Board to be consistent with the purposes of the 2008 Plan. Such other stock or performance-based Awards may be in addition to, or in lieu of, cash or other compensation due the grantee.

U.S. Federal Income Tax Consequences

Following is an explanation of the U.S. federal income tax consequences for grantees who are subject to tax in the United States.

Stock Options. The grant of an Incentive Option or a Non-qualified Stock Option would not result in income for the grantee or a deduction for the Company.

The exercise of a Non-qualified Stock Option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

The exercise of an incentive stock option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

Performance Awards. The grant of a Performance Award would not result in income for the grantee or a deduction for the Company. Upon the exercise of a Performance Award or the receipt of shares or cash under a Performance Award, the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding would be required.

Restricted Stock Grants. The grant of Restricted Stock should not result in income for the grantee or in a deduction for the Company for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture” as intended by the Company, and further assuming no Section 83(b) election is made by the grantee. If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Any dividends paid to the grantee while the stock remained subject to restriction would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee would receive ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares at the time of lapse. Income tax withholding would be required.

Other Tax Consideration. Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by us paid to covered employees. The limit, however, does not apply to “qualified performance-based compensation”. We believe that grants of stock options, Performance Awards and other Awards payable upon the attainment of performance goals under the 2008 Plan will qualify as qualified performance-based compensation. Also, section 409A of the Code provides that deferrals of compensation under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements are met. The Board intends to structure deferred compensation items in compliance with Section 409A. In addition, Awards that are granted, accelerated or enhanced upon the occurrence of a Change in Control may give rise, in whole or in part, to “excess parachute payments” within the meaning of Internal Revenue Code Section 280G and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax on the participant.

State tax consequences may in some cases differ from the federal tax consequences. In addition, awards under the 2008 Plan may in some instances be made to recipients who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above.

The foregoing summary of the U.S. income tax consequences in respect of the 2008 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect to foreign, state and local tax laws.

Other Information

The 2008 Plan will be effective approximately 20 days after the mailing of this Information Statement to all stockholders of the Company on the Record Date and will terminate on the tenth (10th) year anniversary thereof, unless terminated earlier by our Board or extended by our Board with the approval of the stockholders.

Our Board may amend, suspend or terminate the 2008 Plan at any time, but such amendment, suspension or termination shall not adversely affect any Award then outstanding without the participant’s consent. Any amendment that would constitute a “material amendment” of the 2008 Plan (as determined by the Board, in its sole discretion, subject to the rules and regulations of the OTC Bulletin Board, if any, governing the use of such term in the context of an employee benefit plan), as amended, shall be subject to stockholder approval. Likewise, if the Exchange Act requires the Company to obtain stockholder approval, then such approval will be sought.

Unless approved by stockholders or as specifically otherwise required by the 2008 Plan (for example, in the case of a stock split), no adjustments or reduction of the exercise price of any outstanding incentive may be made in the event of a decline in stock price, either by reducing the exercise price of outstanding incentives or by canceling outstanding incentives in connection with re-granting incentives at a lower price to the same individual.

Awards may be exercised only by the Employee, Director, or Consultant to whom they are granted and are generally not assignable or transferable except for limited circumstances upon a grantee’s death, or pursuant to rules that may be adopted by the Board. The Board may establish rules and procedures to permit a grantee to defer recognition of income or gain for incentives under the 2008 Plan.

Specific Award Grants

It is anticipated that all members of the Board of Directors will participate in the 2008 Plan.  Although the 2008 Plan has been approved, the Board of Directors has not contracted with the Company to implement the 2008 Plan into effect.

Amendments to the 2008 Plan

Amendments, Termination, Alteration or Suspension of the plan will impair the rights of any participate, only if mutually agreed to, in writing and signed by the participant and the Company.

Valley Forge Composite Technologies, Inc. 2008 Stock Incentive Plan
Name and position	Dollar value ($)	Number of units
Louis J. Brothers; CEO, President, Chairman of the Board of Directors	-	-
Larry K. Wilhide; Director, Vice-President	-	-
Andrew T. Gilinsky; Director	-	-
Richard S. Relac; Director	-	-
Eugene Breyer; Director	-	-
Raul A. Fernandez; Director	-	-
Dr. Victor A. Alessi; Director	-	-
Executive Group	-	-
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	-

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	10,000,000
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	10,000,000

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

By:	/s/ Louis J. Brothers
Louis J. Brothers
Chairman

EXHIBITS
EXHIBIT A
AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC., a corporation organized and existing under the Florida Business Corporation Act, (the “Corporation”), does hereby certify:

1.           The Corporation filed its original Articles of Incorporation on June 27, 2005 with the Florida Department of State, Division of Corporations.

2.           In accordance with the provisions of §§ 607.1003, 607.1006, and 607.1007 of the Florida Business Corporation Act, the Corporation’s Board of Directors recommended, and the number of votes cast for the amendment by the shareholders was sufficient for approval, of the following amendments and the restatement of the Corporation’s Articles of Incorporation:

FIRST:	Name. The name of the corporation shall be:
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(hereinafter the "Corporation").
SECOND:	Duration, Purpose.

Section 2.1.  Duration.  The existence of the Corporation shall continue upon the filing of these Amended and Restated Articles of Incorporation by the Department of State and shall be perpetual.

Section 2.2.  Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act (FBCA).

THIRD:	Capital Stock.

Section 3.1.  Authorized Shares.  The total number of shares of stock that the Corporation shall have authority to issue is 120,000,000 shares.

Section 3.2.  Common Stock.  The aggregate number of shares of common stock (referred to herein as “Common Stock”) that the Corporation shall have authority to issue is 100,000,000 with a par value of $0.001 per share.  Except as otherwise required by law or as otherwise provided in the terms of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the holders of Common Stock shall exclusively possess all voting power, and each share of Common Stock shall have one vote.  The Common Stock shall not have as a matter of right any preemptive or preferential right to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock of the Corporation.

A-1-

Section 3.2.  Preferred Stock.  The aggregate number of shares of preferred stock (referred to herein as “Preferred Stock”) that the Corporation shall have authority to issue is 20,000,000 with no par value.

(a) Board Authorized to Fix Terms. The Board of Directors is authorized, subject to limitations prescribed by law, by resolution or resolutions to provide for the issuance of shares of preferred stock in one or more series, and, by filing a certificate when required by the FBCA, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) the number of shares constituting that series, including the authority to increase or decrease such number, and the distinctive designation of that series;

(ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, the date or dates from which they shall be cumulative and the relative rights of priority, if any, in the payment of dividends on shares of that series;

(iii) the voting rights, if any, of the shares of that series in addition to the voting rights provided by law and the terms of any such voting rights;

(iv) the terms and conditions, if any, upon which shares of that series shall be convertible or exchangeable for shares of any other class or classes of stock of the Corporation or other entity, including provision for adjustment of the conversion or exchange rate upon the occurrence of such events as the Board of Directors shall determine;

(v) the right, if any, of the Corporation to redeem shares of that series and the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary according to different conditions and different redemption dates;

(vi) the obligation, if any, of the Corporation to retire shares of that series pursuant to a retirement or sinking fund or fund of a similar nature for the redemption or purchase of shares of that series and the terms and conditions of such obligation;

(vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, in the payment of shares of that series;

(viii) the preemptive or preferential rights, if any, of the holders of shares of such series to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock with the Corporation, and

A-2-

(ix) any other rights, preferences and limitations of the shares of that series as may be permitted by law.

(b) Dividend Preference. Dividends on outstanding shares of preferred stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on shares of common stock with respect to the same dividend period.

(c) Relative Liquidation Preference. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with their respective priorities and preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

(d) Reissuance of Preferred Stock. Subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock, shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms, shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and maybe reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Florida Secretary of State, be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock.

FOURTH:
Corporate Address, Registered Office, and Agent.  The street address of the Corporation's principal office shall be 50 East River Center Boulevard, Suite 820, Covington, Kentucky 41011. The street address of the Corporation's registered office and the street address of its registered agent shall be 5775 Blue Lagoon Drive, Suite 100, Miami, Florida 33126.  The registered agent at this address shall be Russell C. Weigel, III, P.A.

FIFTH:
Directors.  The Corporation shall have at least one director.  The names and address of the directors of the Corporation, who shall hold office until their successors are elected and qualified or until their earlier resignations or removals from office, are:

Louis J. Brothers
Chairman and President
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011

Larry K. Wilhide
Vice-President
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011
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Dr. Victor E. Alessi
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011

Raul A. Fernandez
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011

Richard S. Relac
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011

Andrew T. Gilinsky
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011

Eugene Breyer
50 East River Center Boulevard
Suite 820
Covington, Kentucky 41011.

The number of directors may be increased or decreased from time to time pursuant to the bylaws of the Corporation, but shall not be less than one.

SIXTH:
Indemnification.  The Corporation shall indemnify, and shall advance expenses on behalf of, its officers and directors to the fullest extent not prohibited by any law in existence either now or hereafter.  The Corporation may indemnify employees, agents and others as the bylaws may provide.

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CERTIFICATE
IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed and attested by its duly authorized officer in Covington, Kentucky on this day of __________, 2008.

The foregoing Amended and Restated Articles of Incorporation were adopted on ________________, 2008 by the duly authorized vote of the majority shareholders of the Corporation.  The number of votes cast by the majority shareholders for the amendments to the Articles of Incorporation was sufficient for approval by the shareholders entitled to vote on amendments.

The Amended and Restated Articles of Incorporation shall be effective upon filing with the Florida Department of State, Division of Corporations (the “Effective Date”).

Louis J. Brothers
President

STATE OF KENTUCKY           }
COUNTY OF KENTON            }

Sworn to and subscribed before me this   day of  , 2008, by LOUIS J. BROTHERS  He personally appeared before me at the time of this notarization.  He is:

Personally Known to me______________                      OR           Produced Identification______________

Type of Identification Produced:________________________________________________________
______________________________

Notary Public [signature]

______________________________
 [print name]

Commission No.:______________________________

ACCEPTANCE BY REGISTERED AGENT

Having been appointed the registered agent of VALLEY FORGE COMPOSITE TECHNOLOGIES, INC., the undersigned accepts such appointment and agrees to act in such capacity.
Dated this ______ day of ______________, 2008.

RUSSELL C. WEIGEL, III, P.A.

By____________________________
Russell C. Weigel, III
Registered Agent

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EXHIBIT B
BYLAWS
OF
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(A FLORIDA CORPORATION)

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ARTICLE FOUR - OFFICERS

1. Positions	8
2. Election of Specified Officers by Board	8
3. Election or Appointment of Other Officers	8
4. Salaries	8
5. Term; Resignation	8
6. President	8
7. Vice Presidents	9
8. Secretary	9
9. Treasurer	9
10. Assistant Treasurers and Assistant Secretaries	9
11. Other Officers, Employees and Agents	9

ARTICLE FIVE - CERTIFICATES FOR SHARES

1. Issue of Certificates	10
2. Legends for Preferences and Restrictions on Transfer	10
3. Facsimile Signatures	10
4. Lost Certificates	10
5. Transfer of Shares	11
6. Registered Shareholders	11
7. Redemption of Control Shares	11

ARTICLE SIX - CONTRACTS, LOANS, CHECK AND DEPOSITS

1. Contracts	11
2. Loans	11
3. Checks, Drafts, Etc.	11
4. Deposits	12

ARTICLE SEVEN - GENERAL PROVISIONS

1. Dividends	12
2. Reserves	12
3. Fiscal Year	12
4. Seal	12
5. Gender	12

ARTICLE EIGHT - INDEMNIFICATION OF DIRECTORS AND OFFICERS

1. Right to Indemnification	12
2. Determination of Entitlement to Indemnification	13
3. Mandatory Advancement of Expenses	13
4. Written Claim Required, Deadline for Response	13
5. Non-Exclusivity of Rights	14
6. Authority to Indemnify and Obtain Insurance	14

ARTICLE NINE - AMENDMENTS OF BYLAWS	14

ARTICLE TEN - EMERGENCY BYLAWS

1. Scope of Emergency Bylaws	15
2. Call and Notice of Meeting	15
3. Quorum and Voting	15
4. Appointment of Temporary Directors	15
5. Modification of Lines of Succession	16
6. Change of Principal Office	16
7. Limitation of Liability	16
8. Repeal and Change	16

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VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

BYLAWS

ARTICLE ONE

OFFICES

Section 1.                                Principal Office.  The principal office of Valley Forge Composite Technologies, Inc., a Florida corporation (the “Corporation”), shall be located in the County of Kenton, State of Kentucky, unless otherwise designated by the Board of Directors.

Section 2.                                Other Offices.  The Corporation may also have offices at such other places, either within or without the State of Kentucky, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO

MEETINGS OF SHAREHOLDERS

Section 1.                                Place.  All annual meetings of shareholders shall be held at such place, within or without the State of Kentucky, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.  Special meetings of shareholders may be held at such place, within or without the State of Kentucky, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.                                Time of Annual Meeting.  Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3.                                Call of Special Meetings.  Special meetings of the shareholders shall be held if called by the Board of Directors, the President, or if the holders of not less than 50 percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

Section 4.                                Conduct of Meetings.  The Chairman of the Board (or in his absence, the Vice Chairman of the Board, if any, or if none, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.
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Section 5.                                Notice and Waiver of Notice.  Except as otherwise provided by law, written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting.  If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first-class.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.  If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting.  Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.  Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Section 6.                                Business of Special Meeting.  Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

Section 7.                                Quorum.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter.  Except as otherwise provided in the Articles of Incorporation, as amended, or these Bylaws, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote.  If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  After a quorum has been established at any shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.  Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.
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Section 8.                                Voting Per Share.  Except as otherwise provided in the Articles of Incorporation, as amended, a resolution of the Board of Directors authorized thereby, or these Bylaws, each shareholder is entitled to one vote for each outstanding share held by him on each matter voted at a shareholders’ meeting.

Section 9.                                Voting of Shares.  A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy.  Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate.  In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.  Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.  Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name.  If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect:  (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest.  The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

Section 10.                                Proxies.  Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder’s shares in person or by proxy.  Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact.  A photographic, photostatic, electronically imaged or equivalent reproduction of an executed appointment form, shall be deemed a sufficient appointment form.  An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent who is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form.  The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.  An appointment of a proxy is revocable by the shareholder unless the appointment is coupled with an interest.
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Section 11.                                Shareholder List.  After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each.  The shareholders’ list must be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation’s principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation’s transfer agent or registrar.  Any shareholder of the Corporation or his agent or attorney is entitled on written demand to inspect the shareholders’ list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection.  The Corporation shall make the shareholders’ list available at the meeting of shareholders, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 12.                                Action Without Meeting.  Any action required by law to be taken at a meeting of shareholders, or any action that may be taken at a meeting of shareholders, may be taken without a meeting or notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of shareholders taken at such a meeting.

Section 13.                                Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

Section 14.                                Inspectors and Judges.  The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment(s) thereof.  If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat.  The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.
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Section 15.                                Voting for Directors.  Unless otherwise provided in the Articles of Incorporation, as amended, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ARTICLE THREE

DIRECTORS

Section 1.                                Number, Election and Term.  The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Articles of Incorporation, as amended, by resolution of the Board of Directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors.  The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier resignation, removal from office or death.  Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Kentucky, shareholders of the Corporation or citizens of the United States.  Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

Section 2.                                Vacancies.  A director may resign at any time by giving written notice to the Corporation, the Board of Directors or the President.  Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date.  Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

Section 3.                                Powers.  Except as provided in the Articles of Incorporation, as amended, and these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.
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 Section 4.                                Place of Meetings.  Meetings of the Board of Directors, regular or special, may be held either within or without the State of Kentucky.

Section 5.                                Annual Meeting.  The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

Section 6.                                Regular Meetings.  Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 7.                                Special Meetings and Notice.  Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors.  Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours before the meeting.  Except as required by statute, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation.  Notice by mail shall be deemed to be given at the time when the same shall be received.  Notice to directors may also be given by telegram or other form of electronic communication.  Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 8.                                Quorum; Required Vote; Presumption of Assent.  A majority of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled.  The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors.  A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless he objects at the beginning of the meeting, or promptly upon his arrival, to holding the meeting or transacting specific business at the meeting, or he votes against or abstains from the action taken.

Section 9.                                Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting.  Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.  A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.
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Section 10.                                Conference Telephone or Similar Communications Equipment Meetings.  Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11.                                Committees.  The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by statute.  Each committee must have two or more members who serve at the pleasure of the Board of Directors.  The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee.  Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors.  The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.  The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

Section 12.                                Compensation of Directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13.                                Chairman of the Board.  The Board of Directors may, in its discretion, choose a chairman of the board who shall preside at meetings of the shareholders and of the directors and shall be an ex officio member of all standing committees.  The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors.  The Chairman of the Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director.  The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors.  In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, or if none, the President, shall preside at meetings of the shareholders and the Board of Directors.  In the event the Board of Directors shall not have designated a chairman of the board the President shall preside at meetings of the shareholders and the Board of Directors.
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ARTICLE FOUR

OFFICERS

Section 1.                                Positions.  The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and Vice Chairman of the Board.  Any two or more offices may be held by the same person.

Section 2.                                Election of Specified Officers by Board.  The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a President, one or more Vice Presidents, a Secretary and a Treasurer.

Section 3.                                Election or Appointment of Other Officers.  Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation.  The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

Section 4.                                Salaries.  The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to Article Four, Section 2 hereof shall be fixed from time to time by the Board of Directors or pursuant to its discretion.  The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his direction.

Section 5.                                Term; Resignation.  The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors.  Any officers or agents appointed by the President of the Corporation pursuant to Section 3 of this Article Four may also be removed from such officer positions by the President, with or without cause.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors.  Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation.  Such resignation is effective when delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

Section 6.                                President.  The President shall be the principal executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.
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Section 7.                                Vice Presidents.  The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President.  They shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the President may from time to time delegate.

Section 8.                                Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be.  He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

Section 9.                                Treasurer.  The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as treasurer and of the financial condition of the Corporation unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation’s Chief Financial Officer.

Section 10.                                Assistant Treasurers and Assistant Secretaries.  The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.  The Assistant Secretaries, as and if authorized by the Board of Directors, may sign with the President or Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors.  The Assistant Treasurers and Assistant Secretaries in general shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the President or the Board of Directors.

Section 11.                                Other Officers, Employees and Agents.  Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him by the Board of Directors, the officer so appointing him and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

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ARTICLE FIVE

CERTIFICATES FOR SHARES

Section 1.                                Issue of Certificates.  The Corporation shall deliver certificates representing all shares to which shareholders are entitled; and such certificates shall be signed by the Chairman of the Board, President or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation, shall be consecutively numbered, and may be sealed with the seal of the Corporation or a facsimile thereof.

Section 2.                                Legends for Preferences and Restrictions on Transfer.  The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate.  Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge.  Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions.  If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW.  THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER’S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED.

Section 3.                                Facsimile Signatures.  The signatures of the Chairman of the Board, the President or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

Section 4.                                Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.
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Section 5.                                Transfer of Shares.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6.                                Registered Shareholders.  The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

Section 7.                                Redemption of Control Shares.  As provided by the Florida Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may redeem the control shares at fair market value at any time during the 60-day period after the last acquisition of such control shares.  If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation only if such shares are not accorded full voting rights by the shareholders as provided by law.

ARTICLE SIX

CONTRACTS, LOANS, CHECK AND DEPOSITS

Section 1.                                Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

Section 2.                                Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.  Such authority may be general or confined to specific instances.

Section 3.                                Checks, Drafts, Etc.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.
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Section 4.                                Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE SEVEN

GENERAL PROVISIONS

Section 1.                                Dividends.  The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation, as amended.

Section 2.                                Reserves.  The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

Section 3.                                Fiscal Year.  The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 4.                                Seal.  The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 5.                                Gender.  All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE EIGHT

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.                                Right to Indemnification. The Company shall indemnify each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative or otherwise, (b)formal or informal or (c) by or in the right of the Corporation (collectively, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses(including attorneys' fees) and settlement amounts incurred or paid, in connection with any such proceeding and any appeal or appeals thereof, if the person acted in good faith and in a manner the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the person's conduct was unlawful. Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, either rebut such presumption or create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person's conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein. If the FBCA is hereafter amended to provide for indemnification rights broader than those provided by this Section 1, then the persons referred to in this Section 1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the FBCA as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).
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Section 2.                                Determination of Entitlement to Indemnification. A determination as to whether a person who is a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made (a) a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. A determination as to whether a person who is not a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made by or as directed by the Board of Directors of the Corporation.

Section 3.                                Mandatory Advancement of Expenses. The right to indemnification conferred in this Article Eight is a contract right and shall include the right to require the Corporation to pay the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Board of Directors so determines, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined pursuant to the procedure in Section 2 above that such indemnitee is not entitled to be indemnified for such expenses under Section 1 or otherwise.

Section 4.                                Written Claim Required, Deadline for Response.  If a claim under Section 1 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to an award of reasonable attorneys’ fees and expenses for prosecuting the claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the FBCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the FBCA, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
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Section 5.                                Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Article Eight shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of the Articles of Incorporation, as amended, or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.                                Authority to Indemnify and Obtain Insurance.  The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors, officers, employees or agents of the Corporation and those serving at the request of the Corporation as directors, managers, officers, partners, trustees, employees or agents of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans.

ARTICLE NINE

AMENDMENTS OF BYLAWS

The Board of Directors shall have the power and authority to alter, amend or rescind the bylaws of the Corporation at any regular or special meeting at which a quorum is present by a vote of a majority or the whole Board of Directors, subject to the power of the shareholders to change or repeal such bylaws at any annual or special meeting of shareholders at which a quorum is present, by a vote of a majority of the stock represented at such meeting, provided, that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission.
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ARTICLE TEN

EMERGENCY BYLAWS

Section 1.                                Scope of Emergency Bylaws. The emergency bylaws provided in this Article Ten shall be operative during any emergency, notwithstanding any different provision set forth in the preceding articles hereof or the Articles of Incorporation, as amended. For purposes of the emergency bylaw provisions of this Article Ten, an emergency shall exist if a quorum of the Corporation's directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with the provisions of this Article, the bylaws provided in the preceding Articles shall remain in effect during such emergency and upon termination of such emergency, these emergency bylaws shall cease to be operative.

Section 2.                                Call and Notice of Meeting. During any emergency, a meeting of the Board of Directors may be called by any officer or director of the corporation.  Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

Section 3.                                Quorum and Voting. At any such meeting of the Board of Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the corporation.

Section 4.                                Appointment of Temporary Directors.

1.           The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of the corporation during the term of any emergency.

2.           If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

3.           If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the President or his successor, as determined pursuant to Section 5 of Article Four herein shall be deemed a Temporary Director of the corporation, and such President or his successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him on the Board of Directors of the corporation during the term of the emergency.
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4.           Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article Three hereof, provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency, and, in any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

Section 5.                                Modification of Lines of Succession. During any emergency, the Board of Directors may provide, and from time to time modify, lines of succession different from that provided in Section 5 of Article Four in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

Section 6.                                Change of Principal Office. The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of the corporation or designate several alternative head offices or regional offices, or authorize the officers of the corporation to do so.

Section 7.                                Limitation of Liability. No officer, director or employee acting in accordance with these emergency bylaws during an emergency shall be liable except for willful misconduct.

Section 8.                                Repeal and Change. These emergency bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of Section 7 above with regard to actions taken prior to the time of such repeal or change. Any amendment of these emergency bylaws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

I certify that these are the Bylaws adopted by the Board of Directors of the Corporation.

_________________________________
Louis J. Brothers, Secretary

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EXHIBIT C

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
2008 EQUITY INCENTIVE PLAN

SECTION 1
EFFECTIVE DATE AND PURPOSE

1.1            Effective Date.  This Plan shall be effective on the later of (i) the date of its adoption by the Company’s Board of Directors, or (ii) the date of approval by the shareholders of the Company, provided that such stockholder approval shall be obtained within twelve (12) months before or after the date the Company’s Board of Directors adopts the Plan.

1.2           Purpose of this Plan.  The Plan is intended to attract, motivate, and retain employees of the Company, consultants who provide significant services to the Company, and members of the Board of Directors of the Company who are not employees of the Company.  The Plan is designed to further the growth and financial success of the Company by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company’s stockholders.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1            “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 3 of the Plan.

2.2            “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3           “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, or a Performance Award.

2.4           “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
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2.5           “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

2.6           “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7           “Change in Control” means the occurrence of any of the following events:

2.7.1 Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

2.7.2  The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

2.7.3  A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

2.7.4  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2.8           “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9           “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 3 hereof.

2.10           “Common Stock” means the common stock of the Company.

2.11           “Company” means Valley Forge Composite Technologies, Inc., a Florida corporation, or any successor thereto.
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2.12           “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

2.13           “Director” means a member of the Board.

2.14           “Disability” means a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.  The determination of a Participant’s Disability shall be made by the Board based upon the advice of competent medical advisors.

2.15           “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.17           “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.18           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19           “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.20           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.20.1  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
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2.20.2  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

2.21           “Fiscal Year” means the fiscal year of the Company.

2.22           “Grant Date” means, with respect to an Award, the date that the Award was granted.  Notice of grant will be provided to each participant within a reasonable time after the date of such grant.

2.23           “Incentive Stock Option” means an Option to purchase Shares which is designated as an “Incentive Stock Option” and is intended to meet the requirements of section 422 of the Code.

2.24           “Inside Director” means a Director who is an Employee.

2.25           “Non-Discretionary Grant Program” means the non-discretionary grant program in effect under Section 3 of the Plan, which is intended for use only by Directors who are not Inside Directors.

2.26           “Nonqualified Stock Option” means an Option to purchase Shares which is not an Incentive Stock Option.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.28           “Option” means a stock option granted pursuant to the Plan.

2.29           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.30           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

2.31           “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

2.32           “Outside Director” means a Director who is not an Employee.

2.33           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
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2.34           “Participant” means an Employee, Consultant or Director who has an outstanding Award.

2.35           “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

2.36           “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 8.

2.37           “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 8.

2.38           “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.39           “Plan” means this 2008 Equity Incentive Plan.

2.40           [This paragraph is reserved].

2.41           “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

2.42           “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7.2.

2.43           “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.44           [This paragraph is reserved].

2.45           “Retirement” means (a) in the case of an Employee, a Termination of Service by reason of the Employee’s retirement on or after attaining age 65.

2.46           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
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2.47           “Section 16(b)” means Section 16(b) of the Exchange Act.

2.48           “Securities Act” means the Securities Act of 1933, as amended.

2.49           “Service Provider” means an Employee, Director or Consultant.

2.50           “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

2.51           [This paragraph is reserved].

2.52           [This paragraph is reserved].

2.53           “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Non-Statutory Stock Option, a Restricted Stock Award, a Performance Stock Award or any Other Stock Award.

2.54           “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.55           “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.56           “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company for any reason, (b) in the case of a Director, a cessation of service as a member of the Board of Directors of the Company for any reason, but excluding in all cases any such cessation where there is a simultaneous reengagement of individual by the Company; and (c) in the case of a Consultant, a cessation of service to the Company for any reason.

SECTION 3
ADMINISTRATION

3.1           Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3.3.

3.2            Powers of Board. Except with respect to the Non-Discretionary Grant Program, the Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
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3.2.1  To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

3.2.2  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

3.2.3  To settle all controversies regarding the Plan and Awards granted under it.

3.2.4  To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

3.2.5  To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

3.2.6  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 11.1 relating to Changes in Capitalization, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements. Except as provided in Section 3.2.8, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

3.2.7  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options or (iii) Rule 16b-3.

3.2.8  To amend the terms of any one or more Awards or stock awards granted under the Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Code Section 409A and the related guidance thereunder.
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3.2.9  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

3.2.10  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

3.2.11  To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Restricted Stock Award (including a stock bonus), (C) an Other Stock Award, (D) cash and/or (E) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a re-pricing under generally accepted accounting principles.

3.3            Delegation to Committee.

3.3.1  General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. However, the Board may not delegate administration of the Non-Discretionary Grant Program. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

3.3.2  Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

3.4            Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by Florida law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.

3.5            Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.6            Administration of Non-Discretionary Grant Program. The Board shall have the power, subject to and within the limitations of, the express provisions of the Non-Discretionary Grant Program:
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3.6.1  To determine the provisions of each Stock Award to the extent not specified in the Non-Discretionary Grant Program.

3.6.2  To construe and interpret the Non-Discretionary Grant Program and the Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Non-Discretionary Grant Program or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Non-Discretionary Grant Program fully effective.

3.6.3  To amend the Non-Discretionary Grant Program or a Stock Award thereunder as provided in Section 3.6.

3.6.4  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Non-Discretionary Grant Program.

SECTION 4
SHARES SUBJECT TO THIS PLAN

4.1           Number of Shares. Subject to adjustment as provided in Section 4.3, ten million (10,000,000) Shares shall be available for award under the Plan.  Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

4.2           Lapsed Awards. If an Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall be available for award to other Participants.

4.3           Adjustments in Awards and Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination, or other change in the corporate structure of the Company affecting the Shares, the Board shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 6.1, and 7.1 in such manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

4.4           Repurchase Option.  The Board may include in the terms of any Award Agreement that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to any Award granted under the Plan upon the Termination of Service of such Participant upon such terms as the Board shall state in the Award.

4.5           Buy-Out Provision.  The Board may at any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participants at the time such offer is made.
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4.6           Restrictions on Share Transferability.  The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

SECTION 5
ELIGIBLITY

5.1           Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation (as such terms are defined in Code Sections 424(e) and (f)). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2            Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3           Consultants. A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8. Notwithstanding the foregoing, Awards made to Consultants under the Plan prior to the Company’s eligibility to register shares on Form S-8 are permissible and subject to the terms and conditions of the Plan if, at the time such Award was granted, both the offer and the sale of shares pursuant to such Award were exempt from registration under Rule 701 of the Securities Act.

SECTION 6
STOCK OPTIONS

6.1           Grant of Options.  Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as determined by the Board.  The Board shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 150,000 Shares; and provided, further, any Options or other equity awards from predecessors or acquired businesses shall not be included for purposes of calculating the limitation during any Fiscal Year.  The Board may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.

6.2           Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Board shall determine.  The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
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6.3           Exercise Price.  The Exercise Price for each Option shall be determined by the Board and shall be provided in each Award Agreement. The exercise price shall not be less than the market price of one share of common stock on the date that the Option is granted.

6.3.1  Nonqualified Stock Options.  In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.3.2  Incentive Stock Options.  In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

6.3.3    Substitute Options.  Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services.  If such substitute Options are granted, the Board, consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

6.4            Expiration of Options.

6.4.1  Expiration Dates.  Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

(a)           The date(s) for termination of the Option set forth in the Award Agreement;

(b)           The date determined under Section 6.8 regarding Termination of Service; or

(c)           The expiration of ten (10) years from the Grant Date.

6.4.2  Board Discretion.  Subject to the limits of Section 6.4.1, the Board shall provide in each Award Agreement when each Option expires and becomes unexercisable.  Notwithstanding the foregoing, the maximum term of the Option may not be extended after an Option is granted.

6.5           Exercise of Options.  Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall determine.  After an Option is granted, the Board may accelerate the exercisability of the Option.  If the Board provides that any Option is exercisable only in installments, the Board may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Board may determine.
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6.6           Payment.  Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Board (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.  Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent.  The Board also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Board determines (i) to provide legal consideration for the Shares, and (ii) to be consistent with the purposes of this Plan.  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares.

6.7           Certain Additional Provisions for Incentive Stock Options.

6.7.1  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

6.7.2  Company and Subsidiaries Only.  Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

6.7.3  Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.8           Termination of Service.

6.8.1  Termination for Cause.  An Option may not be exercised in the event a Participant’s Termination of Service is for cause.

6.8.2  Termination Due To Disability, or Retirement. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than one (1) year after a Participant’s Termination of Service due to Disability, or Retirement.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.8.3  Termination Due To Death.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
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6.8.4   Termination For Other Reasons.  Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than ninety (90) days after a Participant’s Termination of Service for any reason other than described in Section 6.8.2 or 6.8.3.

6.9           Restriction on Option Transfer.  No Nonqualified Stock Option or Incentive Stock Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily without the prior written consent of the Board, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Section 13.14.

SECTION 7
RESTRICTED STOCK

7.1           Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.  The Board shall determine the number of Shares to be granted to each Participant; provided, however, no Participant shall receive more than 100,000 Shares of Restricted Stock during any Fiscal Year.

7.2           The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

7.2.1  Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

7.2.2  Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

7.2.3  Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

7.3           Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

7.4           Other Restrictions.  The Board may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

7.4.1  General Restrictions.  The Board may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Board.

7.4.2  Legend on Certificates.  The Board may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Board may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:
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“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMPANY’S EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AWARD AGREEMENT.  A COPY OF THIS PLAN AND SUCH RESTRICTED STOCK AWARD AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

7.5           Removal of Restrictions.  Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the end of the applicable Period of Restriction.  The Board may accelerate the time at which any restrictions shall lapse and remove any restrictions.   After the end of the applicable Period of Restriction, the Participant shall be entitled to have any legend or legends under Section 7.4.2 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6           Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may not exercise any voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

7.7           Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the applicable Award Agreement.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8            Return of Restricted Stock to Company.  On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under this Plan.

7.9           [This paragraph is reserved].

7.10           [This paragraph is reserved].

SECTION 8
PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1           Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

8.2           Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
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8.3           Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

8.4           Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

8.5           Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

8.6           Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9
LEAVES OF ABSENCE/TRANSFER BETWEEN LOCATIONS

Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonqualified Stock Option.
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SECTION 10
TRANSFERABILITY OF AWARDS

10.1           General. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

10.2           Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Administrator shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 10 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Administrator deems necessary or appropriate in its sole discretion.

SECTION 11
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL

11.1           Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which has been authorized for issuance under the Plan, including Shares as to which no Award have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award and including the annual increase provided for in Section 3, the number of shares of Common Stock covered by each outstanding Award and/or the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

11.2           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
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11.3           Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

For the purposes of this subsection, an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or upon the payout of a Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 11.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

11.4           Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
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SECTION 12
TAX WITHHOLDING

12.1           Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12.2           Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part (without limitation), by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares, or (c) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld.  The amount of the withholding requirement shall be deemed to include any amount that the Board agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION 13
MISCELLANEOUS

13.1           Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 14 of the Plan.

13.2           No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.3           Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.4           Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

13.5           Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has exercised the Stock Award pursuant to its terms and the Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.
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13.6           Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

13.7           Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

13.8            Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

 13.9           Compliance with Section 409A. To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

13.10         Participation.  No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
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13.11         Indemnification.  Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

13.12         Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

13.13         Beneficiary Designations.  If permitted by the Board, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death.  Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Board.  In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

SECTION 14
AMENDMENT AND TERMINATION OF THE PLAN

14.1           Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

14.2           Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

14.3           Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination, except however, that no Award may be granted during any period of suspension or after termination of this Plan.
C-20-

SECTION 15
CONDITIONS UPON ISSUANCE OF SHARES

15.1           Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. In the event Shares are issuable to counsel for the Company, legal compliance for such transaction shall be effected by the Company’s Chairperson of the Board.

15.2           Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 16
STOCKHOLDER APPROVAL

The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SECTION 17
COVENANTS OF THE COMPANY

17.1           Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

17.2            Inability to Obtain Authority. The inability of the Company, after reasonable efforts, to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained; provided however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award, or any Common Stock issued or issuable pursuant to any such Stock Award.

17.3           No Obligation to Notify. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
C-21-

SECTION 18
LEGAL CONSTRUCTION

18.1            Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

18.2           Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.3           Requirements of Law.  The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

18.4           Securities Law Compliance.  To the extent any provision of this Plan, Award Agreement or action by the Board fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Board.

18.5            Governing Law.  This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Florida (excluding its conflict of laws provisions).

18.6           Integration.  All of the terms of this Plan are included and fully integrated within this document.

END OF DOCUMENT
C-22-

INCENTIVE STOCK OPTION AGREEMENT
OF
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(A Florida Corporation)

This INCENTIVE STOCK OPTION AGREEMENT (“Option Agreement”) is entered into as of ____________, 2008 (the “Grant Date”), by and between Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), and ___________________ (the “Participant”).

The Company and Participant agree as follows:

1.           Grant of Option. Participant is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the “Option”), to purchase Common Stock of the Company pursuant to the Valley Forge Composite Technologies, Inc. 2008 Equity Incentive Plan (the “Plan”). The Option and this Option Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Option Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan. This Option may only be granted to persons who are Employees of the Company or a Subsidiary on the Grant Date.

2.           Date of Grant. The date of the grant of the Option is the date set forth above, the date of the action by the Board of Directors or its Committee which administers the Plan (the “Board”) in granting the same.

3.            Number and Price of Shares. The Option entitles the Participant to purchase _________ shares of the Company’s common stock, $0.001 par value per share (the “Option Shares”), at a price of $______ per share (the “Option Price”). The exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

4.           Exercise of Option.

(a)           Vesting.  25 percent (25%) of the Option Shares (rounded down to the nearest whole number of shares) shall vest on first anniversary of the Grant Date; and the remaining Option Shares shall vest ratably (rounded down to the nearest whole number of shares), as of the last day of each calendar month, over the next 36-month period.

(b)           After an Option is granted, the Board may accelerate the exercisability of the Option. If the Board provides that any Option is exercisable only in installments, the Board may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Board may determine.
C-23-

(c)           In all events, vesting under this Section shall cease upon termination of Participant’s service with the Company for any reason.  Termination of Service as defined in the Plan means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company for any reason, and (b) in the case of a Director or Consultant, a cessation of service as a member of the Board for any reason; but excluding in all cases any such cessation where there is a simultaneous reengagement of individual by the Company.

(d)           Time of Exercise.  No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company or any of its Subsidiaries, the Option may not be exercised after expiration of five (5) years from the Grant Date.

If the Participant does not pertain to the provision 4(d) above, then the Participant may exercise the right to purchase vested Option Shares at any time, in whole or in part, on or before the earlier of:

(i)           Twelve (12) months following the Participant’s Termination of Service due to death or Disability; or

(ii)           Ninety (90) days following the Participant’s Termination of Service for a reason other than death or Disability; or

(iii)           The tenth (10th) anniversary of the Grant Date.

In the event the Participant fails to exercise his right to acquire vested Option Shares within the foregoing timeframe, all rights of the Participant with respect to such Option Shares shall terminate.

(e)           Change of Control.  Notwithstanding any provision in this Option Agreement or the Plan to the contrary, a Change in Control shall not accelerate vesting with respect to the Participant’s outstanding Option Shares.

5.           Notice of Exercise.  The Participant, or the person or persons having the right to exercise the Option upon the death or Disability of the Participant, shall exercise the Option by delivering to the Company written notice specifying the number of Option Shares which the Participant elects to purchase, together with either (i) cash, (ii) cancellation of any indebtedness owed by the Company to the Participant, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the common stock purchased shall thereupon be promptly delivered.  The Participant will not be deemed to be a holder of any shares, pursuant to the exercise of the Option, until the date of issuance to the Participant of a stock certificate, for such shares, and until the shares are paid in full.

6.           Limited Transferability of Option. This Option may not be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Sections 13.14 and 6.8.3 of the Plan. The Board may also permit a limited transfer due to disability, or retirement as provided in Section 6.8.2 of the Plan.
C-24-

7.           Forfeiture of Option and Option Proceeds. Notwithstanding anything to the contrary in this Option Agreement, if the Participant incurs a Termination of Service for Cause (as defined below), then the following events of “Forfeiture” shall occur:

(a)           The Participant’s unexercised Options, irrespective of whether or not exercisable or vested, shall immediately terminate; and

(b)           The Company, in its sole discretion, shall have the right to acquire from the Participant all or any portion of the Option Shares previously issued to the Participant for cash in an amount equal to Option Price paid by the Participant with respect to such shares, without interest.  The Company may exercise its right under this subparagraph by giving written notice thereof to the Participant not more than one year after the event giving rise to such Forfeiture, with such notice including the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the purchase price of such Option Shares.

For the purposes of this Option Agreement, Termination of Service for “Cause” shall occur if the Board reasonably and in good faith determines that the Participant (i) has committed a significant act of dishonesty, deceit or breach of duty in the performance of the Participant’s duties for the Company or a Subsidiary, including but not limited to, fraud, dishonesty, embezzlement, failure of the Participant to follow the directions of the Board or the officers and supervisors of the Company, or any willful or negligent misconduct; (ii) is convicted of, or files a guilty plea or plea of nolo contendere to any felony, misdemeanor involving moral turpitude, or crime or offense involving dishonesty with respect to the Company; or (iii) has failed to comply with the covenants contained in the Plan or any other restrictive covenants that may apply with respect to the Participant.

This Section 7 shall survive termination of this Option Agreement. The Participant acknowledges and agrees that the restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purpose.  The Participant agrees that any breach of this Section 7 will result in substantial and irrevocable damage to the Company and therefore, in the event of any such breach, in addition to the consequences set forth in the first paragraph of this Section 7 and such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

8.           Notices.  Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Participant or the Company.

9.           Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Participant shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Participant the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) make other arrangements acceptable to the Board in its discretion. The Company may in its sole and absolute discretion withhold a portion of the Option Shares that otherwise would be issued to the Participant upon exercise of the Option in order to satisfy tax withholding requirements, or it may in its sole and absolute discretion permit Participant to tender Option Shares previously acquired in order to satisfy such requirements.  The determination of the amount of any such withholding and the satisfaction of this condition shall be made by the Company in its sole discretion.
C-25-

10.           Disposition of Option Shares.  As a condition of issuing the Option Shares hereunder, the Participant agrees that unless otherwise determined by the Administrator, a Participant may not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to this Option Agreement other than by will or by the laws of descent or distribution, and, during the lifetime of the Participant, may be exercised only by the Participant.

11.           Restrictions on Transfer and Right of First Refusal.  In the event that the Participant incurs a Termination of Service for any reason, the Company shall have the right to acquire from the Participant all or a portion of such Option Shares for cash in an amount equal to the Fair Market Value of the Option Shares by giving written notice thereof to the Participant not more than 3 months after such termination (or if later, one year after the last date that any outstanding Option awarded under this Option Agreement may be exercised by the Participant following such termination), such notice to include the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the Fair Market Value of such Option Shares.

12.           Adjustment of Option Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, or other change affecting the corporate structure of the Company’s Shares, the Board shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 6.1, and 7.1 of the Plan in such a manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

13.           Legend on Stock Certificates.  All stock certificates representing shares of common stock issued to the Participant upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by the Company or applicable state law:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RESTRICTIONS ENFORCED PURSUANT TO THE TERMS OF THE COMPANY’S 2008 EQUITY INCENTIVE PLAN.”

14.           Employee Benefits. Participant agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15.           No Employment Contract.  Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

16.           Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.
C-26-

17.           Receipt and Incorporation of Plan.  By entering into this Option Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan, (ii) that this Option Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect, and (iii) that the Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan, as the same may be amended from time to time in the discretion of the Board.

18.           Governing Law. The terms of this Award Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within Florida.

19.           Amendment. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Participant.

20.           Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Option Agreement in good faith shall be made by the Board, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

21.           Miscellaneous. This Option Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Option Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Option Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 21.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Option Agreement, effective as of the date of grant.

Valley Forge Composite Technologies, Inc.

By: __________________________________________

Title:_________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature: _____________________________________

Print: ________________________________________

C-27-

INCENTIVE STOCK OPTION EXERCISE NOTICE

The undersigned Participant and Valley Forge Composite Technologies, Inc. (the “Company”) are parties to an Incentive Stock Option Agreement (the “Option Agreement”).  The Participant hereby notifies the Company that the Participant wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the Valley Forge Composite Technologies, Inc., 2008 Equity Incentive Plan (the “Plan”) and the Option Agreement.

Number of Option Shares with respect to which Options are Exercised:
Exercise Price per Share:
Aggregate Exercise Price:
Form of Payment:
Exercise Date:

The Participant represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes.  The Participant acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the “Act”) or any state securities law and are “restricted securities” as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability.  The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.  The Company has no obligation to register the Shares or to include the Shares in any future registration statement.  The Shares are also subject to certain transfer restrictions set forth in the Plan and Option Agreement, which restrictions are hereby acknowledged by the Participant

_____________________________                                             _____________________________
Participant Signature                                                                           Address
_____________________________                                             _____________________________
Print or Type Name

Accepted by Valley Forge Composite Technologies, Inc.:

By:_____________________________

Title:_____________________________
C-28-

RESTRICTED STOCK AWARD AGREEMENT
OF
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(A Florida Corporation)

Valley Forge Composite Technologies, Inc. (the “Company”), as of _____________ (the “Award Date”), hereby awards to _______________________________ (the “Participant”), _________________  Stock Awards (“SAs”), subject to the terms, definitions and provisions of the Valley Forge Composite Technologies, Inc. 2008 Equity Incentive Plan, as now or hereinafter in effect (the "Plan"), which is incorporated herein by reference, and pursuant to this Restricted Stock Award Agreement (the "Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. In the event of a conflict between the terms of the Plan and this Agreement, the Plan shall prevail.

1.           Restricted Stock. The Board shall determine the number of Shares of Restricted Stock to be granted to each Participant; provided, however, no Participant shall receive more than 100,000 Shares of Restricted Stock during any Fiscal Year.

2.           Vesting Schedule and Conversion of SAs. Subject to the terms of this Award Agreement and the Plan and provided that Participant continues to serve as an Employee or Consultant of the Company throughout the vesting periods set out below, the SAs shall vest and be converted into an equivalent number of Shares that will be distributed to the Participant as follows, provided that fractional shares shall be rounded up to the nearest whole number or paid in cash at the discretion of the Company:

(a)           Twenty-five percent (25%) of the SAs shall vest on first anniversary of the Award Date; and the remaining SAs shall vest ratably, over the next 36-month period.

(b)           The Merger or Change in Control provisions in Section 11 of the Plan shall, in appropriate circumstances, modify the application of the vesting provisions above.

3.           Termination of Participant’s Status.  In the event of termination of Participant’s status as an Employee or Consultant of the Company, Participant’s rights under this Award Agreement in any unvested SAs shall terminate.

4.           Conversion of SAs to Shares. Provided Participant has satisfied the requirements of Section 5 below, on the vesting of any SAs, such vested SAs shall be converted into an equivalent number of Shares that will be distributed to Participant or, in the event of Participant’s death, to Participant’s legal representative, as soon as practicable. An Participant’s rights with respect to the SAs issued under this Award Agreement shall terminate at the time such SAs are converted into Shares. The distribution to the Participant of Shares in respect of the vested SAs shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. In the event ownership or issuance of Shares is not feasible due to applicable exchange controls, securities regulations, tax laws or other provisions of applicable law, as determined by the Company in its sole discretion, Participant shall receive cash proceeds in an amount equal to the value of the Shares otherwise distributable to Participant, net of the satisfaction of the requirements of Section 5 below.
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5.           Withholding of Taxes. Prior to the issuance of Common Shares upon vesting of SAs or the receipt of an equivalent cash payment as provided in Section 4 above, Participant shall pay, or make adequate arrangements satisfactory to the Company to satisfy any withholding obligations of the Company. Except where applicable legal or regulatory provisions prohibit, the standard process for the payment of a Participant’s withholding obligations shall be for the Company to withhold in Common Shares only to the amount of shares necessary to satisfy the minimum withholding amount.

6.           Rights With Respect to Shares. Until the distribution to Participant of the Shares in respect to the vested SAs is evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means, Participant shall have no right to vote or receive dividends or any other rights as a shareholder with respect to such Shares, notwithstanding the vesting of SAs. The Company shall cause such distribution to Participant to occur promptly upon the vesting of SAs.

7.           Non-Transferability of SAs.  Participant’s right in the SAs awarded under this Award Agreement and any interest therein may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution, prior to the distribution of the Shares in respect of such SAs. SAs shall not be subject to execution, attachment or other process.

8.           Additional Representations by Participant.

(a)           By accepting the Award of SAs evidenced by this Award Agreement, Participant agrees not to sell any of the Shares received on account of vested SAs at a time when applicable laws or Company policies prohibit a sale. This restriction shall apply so long as Participant is an Employee or Consultant of the Company.

(b)           Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

9.            Plan Governs.  Notwithstanding anything in this Award Agreement to the contrary, the terms of this Award Agreement shall be subject to the terms and conditions of the Plan.

10.          Governing Law.  The terms of this Award Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within Florida.

11.          Complete Award Agreement; Severability.  This Award Agreement and the Plan constitute the entire agreement between Participant and the Company regarding SAs. If one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.
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IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Agreement, effective as of the Grant Date.

Valley Forge Composite Technologies, Inc.

By: __________________________________________

Title: ________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature: ____________________________________

Print: _______________________________________

C-31-

PERFORMANCE AWARD AGREEMENT
OF
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(A Florida Corporation)

This Performance Award Agreement (the “Agreement”) is entered into between Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), and _______________ (the “Participant”), as an employee of the Company or one of its subsidiaries, effective as of the date of grant (the “Grant Date”) set forth in the attached Performance Award Certificate (the “Certificate”), and subject to the terms, definitions and provisions of the Valley Forge Composite Technologies, Inc. 2008 Equity Incentive Plan, as now or hereinafter in effect (the "Plan"), which is incorporated herein by reference, and pursuant to this Performance Award Agreement (the "Agreement"). The Certificate is made a part of this Agreement.

1.           Performance Award. The Company hereby grants to you, effective as of the Grant Date, a performance award (the “Performance Award”) representing the right to receive the Award, as set forth in the attached Certificate and subject to the terms and conditions set forth in this Agreement, the Certificate and the Plan. The Performance Award, to the extent it becomes payable, shall be paid in the form set forth in the Certificate. You will not be required to pay any purchase price for the Performance Award.

2.           Performance Period and Performance Goals. The performance period (the “Performance Period”) and performance goals for purposes of determining whether, and the extent to which, the Performance Award will be paid shall be set forth in the attached Certificate, which is made a part of this Agreement.

3.           Payment of Award. Subject to the provisions of Sections 4 and 5 of this Agreement, the Performance Award shall be paid as soon as practicable after the Administrator determines, in its discretion after the end of the Performance Period, whether and to what extent the performance goals have been achieved in accordance with the terms set forth in the Certificate. After the Performance Award becomes payable pursuant to Section 3, 4 or 5 hereof, and following payment of any applicable withholding taxes pursuant to Section 7 hereof, the Company shall promptly cause the Award to be issued to you or your legal representatives, beneficiaries or heirs, as the case may be.

4.           Forfeiture. Except as otherwise provided in a written agreement between you and the Company or as provided in Section 5 of this Agreement, in the event of termination of your employment with the Company during the Performance Period, the Performance Award and your right to receive any Award shall be immediately and irrevocably forfeited.

5.           Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, in the event of a Change in Control during the Performance Period, you may be entitled to receive a payment of the Performance Award as set forth in Certificate attached to this Agreement. Such payment shall be made depending on whether the successor company assumes or substitutes for the Award. If the successor company does not substitute for the Performance Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding rights that would not otherwise be vested or exercisable; the Performance Award would be deemed achieved at one hundred percent. If a payment is made pursuant to this Section 5, no payment shall be made pursuant to Section 3 of this Agreement.

6.           Restriction on Transfer. The Performance Award, and the right to receive the Award, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered, other than by will or the laws of descent and distribution, and no attempt to transfer the Performance Award, and the right to receive the Award, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Performance Award or the Award. No transfer by will or the applicable laws of descent and distribution of the Performance Award shall be effective to bind the Company unless the Board shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Board may deem acceptable to establish the validity of the transfer.
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7.           Income Tax Matters. You acknowledge that you will consult with your personal tax advisor regarding the income tax consequences of the grant of the Performance Award, the receipt of the Award upon any payment of the Performance Award, the subsequent disposition of any stock underlying the Award and any other matters related to this Agreement. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you.

8.           Miscellaneous.

(a)           Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

(b)           You shall not have any rights of a stockholder by virtue of this Performance Award.

(c)           The Company shall not be required to deliver any Award until the requirements of any federal or state securities laws, rules or regulations or other laws or rules (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(d)           This Agreement, the Certificate and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof.

(e)           This Agreement is subject to the terms of the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement and in the attached Certificate. In the event of a conflict between the terms of the Plan and this Agreement (or the Certificate), the Plan shall prevail.

(f)           The terms of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within Florida.

(g)           The terms of this Agreement shall be binding upon you and upon your heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees.

(h)           THIS AGREEMENT IS ATTACHED TO AND MADE A PART OF A PERFORMANCE AWARD CERTIFICATE AND SHALL HAVE NO FORCE OR EFFECT UNLESS SUCH PERFORMANCE AWARD CERTIFICATE IS DULY EXECUTED AND DELIVERED BY THE COMPANY AND YOU.
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IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Agreement, effective as of the Grant Date.

Valley Forge Composite Technologies, Inc.

By: __________________________________________

Title:__________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature: _____________________________________

Print: ________________________________________

C-34-

PERFORMANCE AWARD CERTIFICATE

This certifies the Performance Award, as specified below, has been granted under the Valley Forge Composite Technologies, Inc. 2008 Equity Incentive Plan (the “Plan”), the terms and conditions of which are incorporated by reference herein and made a part hereof. In addition, the award shown in this Performance Award Certificate is nontransferable and is subject to the terms and conditions set forth in the attached Performance Award Agreement of which this Performance Award Certificate is a part.

[Name and Address of the Participant]

You have been granted the following Award:

Grant Type of “Award”:	[Cash] [Stock]

Maximum Value of Award:	$

Grant Date:	(date)

Performance Period:	(date to date)

Performance Goals:

By the Company’s and your signature below, it is agreed that this Performance Award is governed by the terms and conditions of the Performance Award Agreement, a copy of which is attached and made a part of this document, and the Plan.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

By:_____________________                                                          Date: _____________

Title:____________________

PARTICIPANT

_____________________                                                                Date: _____________
Signature

_____________________
Print Name

C-35-

NONQUALIFIED STOCK OPTION AGREEMENT
OF
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(A Florida Corporation)

This STOCK OPTION AGREEMENT is entered into as of ____________, 2008 (the “Grant Date”), by and between Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), and ___________________ (the “Participant”).

The Company and Participant agree as follows:

1.           Grant of Option. Participant is hereby granted a Nonqualified Stock Option (“the Option”), to purchase Common Stock of the Company pursuant to the VALLEY FORGE COMPOSITE TECHNOLOGIES, INC. 2008 Equity Incentive Plan (the “Plan”). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422(d) of the Code. This Option and this Option Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Option Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.           Date of Grant. The date of the grant of the Option is the date set forth above, the date of the action by the Board of Directors or its Committee which administers the Plan (the “Board”) in granting the same.

3.            Number and Price of Shares. The Option entitles the Participant to purchase _________ shares of the Company’s common stock, $0.001 par value per share (the “Option Shares”), at a price of $______ per share (the “Option Price”). The exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

4.           Exercise of Option.

(a)           Vesting.  25 percent (25%) of the Option Shares (rounded down to the nearest whole number of shares) shall vest on the first anniversary of the Grant Date; and the remaining Option Shares shall vest ratably (rounded down to the nearest whole number of shares), as of the last day of each calendar month, over the next 36-month period.

(b)           After an Option is granted, the Board may accelerate the exercisability of the Option. If the Board provides that any Option is exercisable only in installments, the Board may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Board may determine.

(c)           In all events, vesting under this Section shall cease upon termination of Participant’s service with the Company for any reason.  Termination of Service as defined in the Plan means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company for any reason, and (b) in the case of a Director or Consultant, a cessation of service as a member of the Board for any reason; but excluding in all cases any such cessation where there is a simultaneous reengagement of individual by the Company.
C-36-

(d)           Time of Exercise.  The Participant may exercise the right to purchase vested Option Shares at any time, in whole or in part, on or before the earlier of:

(i)           Twelve (12) months following the Participant’s Termination of Service due to death or Disability; or

(ii)           Ninety (90) days following the Participant’s Termination of Service for a reason other than death or Disability; or

(iii)           The tenth (10th) anniversary of the Grant Date.

In the event the Participant fails to exercise his right to acquire vested Option Shares within the foregoing timeframe, all rights of the Participant with respect to such Option Shares shall terminate.

(e)           Change of Control.  Notwithstanding any provision in this Option Agreement or the Plan to the contrary, a Change in Control shall not accelerate vesting with respect to the Participant’s outstanding Option Shares.

5.           Notice of Exercise.  The Participant, or the person or persons having the right to exercise the Option upon the death or Disability of the Participant, shall exercise the Option by delivering to the Company written notice specifying the number of Option Shares which the Participant elects to purchase, together with either (i) cash, (ii) cancellation of any indebtedness owed by the Company to the Participant, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the common stock purchased shall thereupon be promptly delivered.  The Participant will not be deemed to be a holder of any shares, pursuant to the exercise of the Option, until the date of issuance to the Participant of a stock certificate, for such shares, and until the shares are paid in full.

6.           Limited Transferability of Option. This Option may not be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Sections 13.14 and 6.8.3 of the Plan. The Board may also permit a limited transfer due to disability, or retirement as provided in Section 6.8.2 of the Plan.

7.           Forfeiture of Option and Option Proceeds. Notwithstanding anything to the contrary in this Option Agreement, if the Participant incurs a Termination of Service for Cause (as defined below), then the following events of “Forfeiture” shall occur:

(a)           The Participant’s unexercised Options, irrespective of whether or not exercisable or vested, shall immediately terminate; and

(b)           The Company, in its sole discretion, shall have the right to acquire from the Participant all or any portion of the Option Shares previously issued to the Participant for cash in an amount equal to Option Price paid by the Participant with respect to such shares, without interest.  The Company may exercise its right under this subparagraph by giving written notice thereof to the Participant not more than one year after the event giving rise to such Forfeiture, with such notice including the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the purchase price of such Option Shares.
C-37-

Termination of Service for “Cause” shall occur if the Board of Directors reasonably and in good faith determines that the Participant (i) has committed a significant act of dishonesty, deceit or breach of duty in the performance of the Participant’s duties for the Company or a Subsidiary, including but not limited to, fraud, dishonesty, embezzlement, failure of the Participant to follow the directions of the Board of Directors or the officers and supervisors of the Company, or any willful or negligent misconduct; (ii) is convicted of, or files a guilty plea or plea of nolo contendere to any felony, misdemeanor involving moral turpitude, or crime or offense involving dishonesty with respect to the Company; or (iii) has failed to comply with the covenants contained in the Plan or any other restrictive covenants that may apply with respect to the Participant..

This Section 7 shall survive termination of this Option Agreement. The Participant acknowledges and agrees that the restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purpose.  The Participant agrees that any breach of this Section 7 will result in substantial and irrevocable damage to the Company and therefore, in the event of any such breach, in addition to the consequences set forth in the first paragraph of this Section 7 and such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

8.           Notices.  Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Participant or the Company.

9.           Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Participant shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Participant the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) make other arrangements acceptable to the Board of Directors in its discretion. The Company may in its sole and absolute discretion withhold a portion of the Option Shares that otherwise would be issued to the Participant upon exercise of the Option in order to satisfy tax withholding requirements, or it may in its sole and absolute discretion permit Participant to tender Option Shares previously acquired in order to satisfy such requirements.  The determination of the amount of any such withholding and the satisfaction of this condition shall be made by the Company in its sole discretion.

10.           Disposition of Option Shares.  As a condition of issuing the Option Shares hereunder, the Participant agrees that unless otherwise determined by the Administrator, a Participant may not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to this Option Agreement other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

11.           Restrictions on Transfer.  In the event that the Participant incurs a Termination of Service for any reason, the Company shall have the right to acquire from the Participant all or a portion of such Option Shares for cash in an amount equal to the Fair Market Value of the Option Shares by giving written notice thereof to the Participant not more than 3 months after such termination (or if later, one year after the last date that any outstanding Option awarded under this Option Agreement may be exercised by the Participant following such termination), such notice to include the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the Fair Market Value of such Option Shares.

12.           Adjustment of Option Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, or other change affecting the corporate structure of the Company’s Shares, the Board shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 6.1, and 7.1 of the Plan in such a manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.
C-38-

13.           Legend on Stock Certificates.  All stock certificates representing shares of common stock issued to the Participant upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by the Company or applicable state law:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RESTRICTIONS ENFORCED PURSUANT TO THE TERMS OF THE COMPANY’S 2008 EQUITY INCENTIVE PLAN.”

14.           Employee Benefits. Participant agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15.           No Employment Contract.  Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

16.           Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

17.           Receipt and Incorporation of Plan.  By entering into this Option Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan, (ii) that this Option Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect, and (iii) that the Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan, as the same may be amended from time to time in the discretion of the Board.

18.           Governing Law. The terms of this Award Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within Florida.

19.           Amendment. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Participant.

20.           Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Option Agreement in good faith shall be made by the Board, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

21.           Miscellaneous. This Option Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Option Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Option Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 21.
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IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Option Agreement, effective as of the date of grant.

Valley Forge Composite Technologies, Inc.

By: __________________________________________

Title: _________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature: _____________________________________

Print: ________________________________________

C-40-

NON-QUALIFIED STOCK OPTION EXERCISE NOTICE

The undersigned Participant and Valley Forge Composite Technologies, Inc. (the “Company”) are parties to a Non-Qualified Stock Option Agreement (the “Option Agreement”).  The Participant hereby notifies the Company that the Participant wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the Valley Forge Composite Technologies, Inc., 2008 Equity Incentive Plan (the “Plan”) and the Option Agreement.

Number of Option Shares with respect to which Options are Exercised:
Exercise Price per Share:
Aggregate Exercise Price:
Form of Payment:
Exercise Date:

The Participant represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes.  The Participant acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the “Act”) or any state securities law and are “restricted securities” as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability.  The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.  The Company has no obligation to register the Shares or to include the Shares in any future registration statement.  The Shares are also subject to certain transfer restrictions set forth in the Plan and Option Agreement, which restrictions are hereby acknowledged by the Participant

_____________________________                                             _____________________________
Participant Signature                                                                           Address
_____________________________                                             _____________________________
Print or Type Name

Accepted by Valley Forge Composite Technologies, Inc.:

By:_____________________________

Title:_____________________________

C-41-

NON-DISCRETIONARY GRANT PROGRAM FOR DIRECTORS
OF
VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
(A Florida Corporation)

            This NON-DISCRETIONARY GRANT PROGRAM FOR DIRECTORS is entered into as of ____________, 2008 (the “Grant Date”), by and between Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), and ___________________ (the “Participant”).

     The Company and Participant agree as follows:

1.           Grant of Option. Pursuant to you Option Grant Notice, Participant is hereby granted a Non-Discretionary Stock Option (“the Option”) pursuant to the VALLEY FORGE COMPOSITE TECHNOLOGIES, INC. 2008 EQUITY INCENTIVE PLAN (the “Plan”) to purchase the number of shares of Common Stock of the Company indicated on your Grant Notice.  This Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.           Date of Grant. The date of the grant of the Option is the date set forth above, the date of the action by the Committee which administers the Plan (the “Committee”) in granting the same.

3.            Number and Price of Shares.  The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

4.           Exercise of Option.

(a) Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

(b) Method of Payment.  Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(c)  It is the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(d)  It is the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
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(e)  You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. The exercise may be made only on whole shares of Common Stock.

(f)  By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(g)  Term.  You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(i)
twelve (12) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such twelve (12) month period your option is not exercisable solely because of the condition set forth in Section 5, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of twelve (12) months after the termination of your Continuous Service;

(ii)	twelve (12) months after the termination of your Continuous Service due to your Disability;

(iii)	eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

(iv)	the Expiration Date indicated in your Grant Notice; or

(v)	the day before the tenth (10th) anniversary of the Date of Grant.

5.           Change in Control.

          (a) In the event of (i) a Corporate Transaction, or (ii) any Exchange Act Person becoming the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, then your option shall (contingent upon the effectiveness of such transaction) become fully vested and exercisable immediately prior to the effectiveness of such transaction, and your option shall terminate if not exercised at or prior to such time.

          (b) Except as otherwise provided in a written agreement between you and the Company, if any payment or benefit you would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax, or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless you elect in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the event that triggers the Payment): reduction of cash payments; cancellation of accelerated vesting of Stock Awards; reduction of employee benefits. In the event that acceleration of vesting of Stock Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of your Stock Awards (i.e., earliest granted Stock Award cancelled last) unless you elect in writing a different order for cancellation.
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          (c) The accounting firm engaged by the Company for general tax purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

          (d) The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to you and the Company within fifteen (15) calendar days after the date on which your right to a Payment is triggered (if requested at that time by you or the Company) or such other time as requested by you or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish you and the Company with an opinion reasonably acceptable to you that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon you and the Company.

6.           Limited Transferability of Option. This Option may not be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Sections 13.14 and 6.8.3 of the Plan. The Board may also permit a limited transfer due to disability, or retirement as provided in Section 6.8.2 of the Plan.

7.           Securities Law Compliance.   Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

8.           Option Not a Service Contract.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

9.           Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Participant shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Participant the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) make other arrangements acceptable to the Board in its discretion. The Company may in its sole and absolute discretion withhold a portion of the Option Shares that otherwise would be issued to the Participant upon exercise of the Option in order to satisfy tax withholding requirements, or it may in its sole and absolute discretion permit Participant to tender Option Shares previously acquired in order to satisfy such requirements.  The determination of the amount of any such withholding and the satisfaction of this condition shall be made by the Company in its sole discretion.

10.           Governing Law. This Option Agreement shall be construed and shall take effect in accordance with the laws of the State of Florida, without regard to the conflicts of laws, rules of such State.

11.           Amendment. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Participant.
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12.           Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement in good faith shall be made by the Board, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

13.           Miscellaneous. This Option Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Option Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Option Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 20.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Option Agreement, effective as of the date of grant.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

By:_____________________                                               Date: _____________

Title:____________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.
PARTICIPANT

_____________________                                                     Date: _____________
Signature

_____________________
Print

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NON-DISCRETIONARY GRANT PROGRAM FOR DIRECTORS

The undersigned Participant and Valley Forge Composite Technologies, Inc. (the “Company”) are parties to an Incentive Stock Option Agreement (the “Option Agreement”).  The Participant hereby notifies the Company that the Participant wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the Valley Forge Composite Technologies, Inc., 2008 Equity Incentive Plan (the “Plan”) and the Option Agreement.

Number of Option Shares with respect to which Options are Exercised:
Exercise Price per Share:
Aggregate Exercise Price:
Form of Payment:
Exercise Date:

The Participant represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes.  The Participant acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the “Act”) or any state securities law and are “restricted securities” as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability.  The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.  The Company has no obligation to register the Shares or to include the Shares in any future registration statement.  The Shares are also subject to certain transfer restrictions set forth in the Plan and Option Agreement, which restrictions are hereby acknowledged by the Participant

_____________________________                _____________________________
Participant Signature                                                                           Address
_____________________________                _____________________________
Print or Type Name

Accepted by Valley Forge Composite Technologies, Inc.:

By:_____________________________

Title:_____________________________
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